UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party Other Than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12

BERLINER COMMUNICATIONS, INC.
(Name of the Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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October 26, 2009

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Berliner Communications, Inc. (the “Company”), which is to be held at the Company’s offices at 2580 North Powerline Road, Suite 603, Pompano Beach, Florida 33069, on Monday, December 14, 2009, commencing at 10:00 a.m. (Eastern Standard Time).  The Company urges you to be present in person or to be represented by proxy at the Annual Meeting.

This Notice of Annual Meeting and the Proxy Statement fully describe the purposes for the Annual Meeting, which include the following: (i) to elect two Class I directors to serve until the 2012 Annual Meeting, and until each of their successors is duly elected and qualified; (ii) to approve the 2009 Omnibus Equity and Incentive Compensation Plan; and (iii) to ratify the selection of BDO Seidman, LLP as independent registered public accountant of the Company for the fiscal year ending June 30, 2010; and (iii) to transact any other business that may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

The Company’s Board of Directors (the “Board”) believes that a favorable vote on each of the matters to be considered at the Annual Meeting is in the best interest of the Company and its stockholders, and the Board unanimously recommends a vote “FOR” on each of those matters.  Accordingly, the Company urges you to review the accompanying material carefully and to return the enclosed proxy promptly.

The Board has fixed October 16, 2009, as the record date for the determination of the stockholders who will be entitled to notice of and to vote at the Annual Meeting.  Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting.  A list of such stockholders will be available for inspection during ordinary business hours at least 10 days prior to the Annual Meeting at the Company’s offices, 18-01 Pollitt Dr., Fair Lawn, New Jersey 07410, and it also will be available for inspection at the Annual Meeting.

Officers of the Company will be present to help host the Annual Meeting and to respond to any questions from stockholders.  Regardless of whether or not you expect to attend the Annual Meeting, please mark, sign, date and return the enclosed proxy without delay.  You may vote in person even if you have previously returned a proxy.

Sincerely,

Rich B. Berliner
Chairman & Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 14, 2009

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Berliner Communications, Inc. (the “Company”), a Delaware corporation, will be held at the Company’s offices at 2580 North Powerline Road, Suite 603, Pompano Beach, Florida 33069, on Monday, December 14, 2009, commencing at 10:00 a.m. (Eastern Standard Time).

The Annual Meeting will be convened for the following purposes:

1.	to elect two Class I directors to serve until the 2012 Annual Meeting and until each of their successors is duly elected and qualified;

2.	to approve the adoption of the 2009 Omnibus Equity Plan;

3.	to ratify the selection of BDO Seidman, LLP as independent registered public accountant (“Auditor”) of the Company for the fiscal year ending June 30, 2010; and

4.	to transact any other business that may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.  A copy of the Company’s 2009 Annual Report to Stockholders, which includes audited financial statements, is also enclosed with this notice.

Only stockholders of record as of the close of business on Friday, October 16, 2009 are entitled to notice of and to vote at the Annual Meeting.  A list of such stockholders will be available for inspection during ordinary business hours at least 10 days prior to the Annual Meeting in the Company’s offices at 18-01 Pollitt Dr., Fair Lawn, New Jersey 07410 and it will also be available for inspection at the Annual Meeting.

Each vote is important.  To ensure that it is cast, the enclosed proxy should be marked, signed, dated and returned as promptly as possible in the postage-prepaid envelope that has been enclosed for that purpose.  A stockholder may vote in person even if he or she has previously returned a proxy.

By Order of the Board of Directors,

Rich B. Berliner
Chairman & Chief Executive Officer

Fair Lawn, New Jersey
October 26, 2009

BERLINER COMMUNICATIONS, INC.

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 14, 2009

DATE, TIME AND PLACE OF MEETING

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Berliner Communications, Inc., a Delaware corporation (the “Company”), of proxies from the holders of the Company’s common stock, par value $.00002 per share (the “Common Stock”), for use at the Company’s 2009 Annual Meeting of Stockholders (the “Annual Meeting”) or at any postponement or adjournment thereof, for the purposes set forth herein and in the Notice of Annual Meeting of Stockholders.  The Annual Meeting is to be held at the Company’s offices at 2580 North Powerline Road, Suite 603, Pompano Beach, Florida 33069, on Monday, December 14, 2009, commencing at 10:00 a.m. (Eastern Standard Time).

This Proxy Statement and the enclosed form of proxy are first being sent to stockholders on or about October 28, 2009.  Stockholders should review the information provided herein in conjunction with the Company’s 2009 Annual Report to Stockholders (the “Annual Report”), which accompanies this Proxy Statement.

The Company’s principal executive offices are located at 18-01 Pollitt Dr., Fair Lawn, New Jersey 07410 and its telephone number is (201) 791-3200.

INFORMATION CONCERNING PROXY

The enclosed proxy is solicited on behalf of the Board.  The giving of a proxy does not preclude the right to vote in person should any stockholder giving a proxy so desire.  Stockholders have the unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company’s Secretary, at the Company’s headquarters, a written revocation or duly executed proxy bearing a later date.  However, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

All shares represented by valid proxies at the Annual Meeting, unless the stockholder otherwise specifies, will be voted “FOR” the proposals (1), (2) and (3) described in the Notice of Annual Meeting and at the discretion of the proxy holders with respect to any matter not known to the Board on the date of mailing this Proxy Statement that may properly come before the Annual Meeting or any adjournment or postponement thereof.  Where a stockholder has appropriately specified how a proxy is to be voted, it will be cast accordingly.

The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy is to be borne by the Company.  In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone.  The Company’s employees will receive no compensation for soliciting proxies other than their regular salaries.  The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies.  The Company may reimburse such persons for their expenses in so doing.

RECORD DATE AND OUTSTANDING VOTING SECURITIES

October 16, 2009, is the record date (the “Record Date”) for determining the stockholders who will be entitled to vote at the Annual Meeting.  As of the Record Date, the Company had issued and outstanding approximately 26,515,732 shares of issued and outstanding Common Stock held by approximately 208 stockholders of record.

Each share of Common Stock is entitled to one vote.  The Common Stock constitutes the only outstanding securities of the Company that can vote at the Annual Meeting.  The Company currently has no other class of security issued and outstanding.

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QUORUM, ABSTENTIONS AND BROKER NON-VOTES

The presence at the Annual Meeting, either in person or by proxy relating to any matter, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum.  If less than a majority of the outstanding shares of Common Stock entitled to vote are represented at the Annual Meeting, a majority of the shares of Common Stock so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

Prior to the Annual Meeting, the Company will select an inspector of elections for the Annual Meeting, who will be a designee of the Company’s transfer agent.  Such inspector will determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof.

Under Delaware law, abstentions and broker “non-votes,” which are proxies from brokers or nominees indicating that such person has not received instructions from the beneficial owner or other person entitled to vote such shares on a particular matter with respect to which the broker or nominee does not have discretionary voting power, will be counted for determining whether a quorum is present, but will not be counted as votes cast.

VOTE REQUIRED

The nominee receiving the greatest number of votes cast by those entitled to vote will be elected.  For all other matters submitted at the meeting, an affirmative vote of the majority of the shares present in person or by proxy is necessary.

AS A MATTER OF POLICY, PROXIES, BALLOTS AND VOTING TABULATIONS THAT IDENTIFY INDIVIDUAL STOCKHOLDERS ARE HELD CONFIDENTIAL BY THE COMPANY.  SUCH DOCUMENTS ARE AVAILABLE FOR EXAMINATION ONLY BY THE ELECTION INSPECTORS WHO TABULATE THE VOTES.  THE IDENTITY OF THE VOTE OF ANY STOCKHOLDER IS NOT DISCLOSED, EXCEPT AS MAY BE NECESSARY, TO MEET LEGAL REQUIREMENTS.

WHERE TO ADDRESS QUESTIONS REGARDING THE PROPOSALS AND
HOW TO OBTAIN ADDITIONAL COPIES

Questions on Proposals.

If you have additional questions regarding the proposals discussed in this Proxy Statement, you should contact: Corporate Secretary, Berliner Communications, Inc., 18-01 Pollitt Dr., Fair Lawn, New Jersey 07410, Telephone Number: 201-791-3200, Fax Number: 201-794-8974, or email: Nicholas Day (dayn@bcisites.com).

Additional Copies and Questions on Voting Common Stock.

If you would like additional hard copies of this Proxy Statement, or if you have any questions with respect to voting your shares, you should contact the Company’s transfer agent: American Stock Transfer & Trust Company; Attention: Proxy Department, 59 Maiden Lane, New York, New York 10038.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on December 14, 2009.

The Annual Report to Stockholders and this Proxy Statement are available at www.bcisites/stockholders.html.

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PROPOSAL 1
ELECTION OF DIRECTORS

The Board is divided into three classes designated Class I, Class II and Class III.  Directors in each class serve for a term of three years and until their successors are duly elected and qualified.  There are two director seats in each class.  The term of one class expires at each successive Annual Meeting.

At the Annual Meeting, two individuals will be elected as Class I directors, to serve until the Annual Meeting in 2012 and until their successors are duly elected and qualified.  The nominees for election at the Annual Meeting as Class I directors of the Board are Peter J. Mixter and Mehran Nazari.

Under the Company’s bylaws, directors are elected by a plurality of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting.  Proxy holders may not vote proxies for a greater number of individuals than the nominees named.  Unless otherwise instructed, proxy holders will vote proxies for the nominees.

If elected, Messrs. Mixter and Nazari will each serve as a director until the 2012 Annual Meeting and until his successor is duly elected and qualified or until his earlier resignation or removal.  Information about the nominees is set forth in the following section regarding current directors.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NAMED DIRECTOR NOMINEES.

INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS

The following biographical descriptions set forth certain information with respect to the nominees for election as Class I directors at the Annual Meeting and the continuing directors whose terms expire at the 2010 and 2011 Annual Meetings, and the executive officers of the Company.

CLASS I DIRECTORS NOMINATED FOR ELECTION AT 2009 MEETING – TERMS EXPIRING IN 2012

Peter J. Mixter, 57, has been one of the Company’s directors since July 9, 2004 and is currently a private investor.  From May 2006 to November 2008 Mr. Mixter was Managing Director and Head of the Healthcare Industry Practice of Sanders Morris Harris Group, an investment bank.  He was a private investor from 1999 to 2006.  From 1980 to 1999, Mr. Mixter was employed by Lehman Brothers, an investment bank, serving most recently as Managing Director of the Healthcare Corporate Finance Group and as a member of the Global Healthcare Management Committee.  Prior to joining Lehman Brothers, Mr. Mixter served as an Assistant Secretary and Lending Officer for the New England Division of Manufacturers Hanover Trust.  He received a Bachelor of Arts degree from the University of Vermont and a Masters in Business Administration degree from Columbia University Graduate School of Business.

Mehran Nazari, 49, has been one of the Company’s directors since February 2005.  He has been the President and Chief Operating Officer of Advanced Generation Telecom Group, Inc., a telecommunications and information technology consulting and strategic planning company since 2001. From 2000 to 2001, he was Director of Engineering of Kurtis & Associates, PLC, a telecommunications engineering firm.  Prior to 2000, he was a senior partner and the Director of Engineering at Lukas, Nace, Gutierrez and Sachs, PC.  He received a Bachelor of Science degree from George Washington University.

CLASS II CONTINUING DIRECTORS – TERMS EXPIRING IN 2010

Rich B. Berliner, 56,  founded  our business in 1995. Since that time, he has been  Chief Executive Officer and Chairman of the Board of the Berliner Communications, Inc., and BCI Communications, Inc. since its formation in 2005.     Prior to 1995, he previously served as Executive Vice President of Communications Development Systems and responsible for managing sales, marketing and customer activities for construction services to wireless carriers.  He has also previously held multiple senior executive positions with AAT Communications, Inc., a communications-oriented property management firm, and Drive Phone, Inc., a major distributor of wireless telephones and services.  Mr. Berliner received a Bachelor of Arts degree from Rutgers University.

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John Stevens Robling, Jr., 59, has been one of the Company’s directors since June 5, 2001 and is also currently Chairman of our Audit Committee.  He is Managing Director of Liati Capital, LLC.  He also served in various capacities, including as the Company’s Vice President, Chief Financial Officer, Treasurer and Assistant Secretary, from September 22, 1999, through August 31, 2000.  Prior to his appointment to these positions, Mr. Robling was Chief Financial Officer of AxisTel Communications, Inc., one of the Company’s subsidiaries, and PhoneFree.com, Inc. (now Gemini Voice Solutions, Inc.) also an affiliate of the Company.  Before joining AxisTel in 1998, Mr. Robling was an independent financial advisor and specialized in offering private equity investment services to various clients.  From 1992 to 1997, Mr. Robling was Senior Managing Director principal, member of the board of directors and member of the investment committee of Hamilton Lane Advisors, Inc. Hamilton Lane is a private equity-consulting firm headquartered in Philadelphia.  Prior to joining Hamilton Lane, Mr. Robling was a Vice President at Lazard Freres & Co. in its International and Mergers and Acquisitions Departments.  He was also a member of the Country Advisory Group, an informal partnership among Lazard Freres & Co., S.G. Warburg and Lehman Brothers, which advised the sovereign governments of developing countries.  In connection with these engagements, Mr. Robling provided financial advisory services to national telecommunications authorities and multinational telecommunications companies.  Mr. Robling received a Bachelor of Arts degree, with distinction, from Georgetown University and a Master of Business Administration degree from the University of Chicago.

CLASS III CONTINUING DIRECTORS – TERMS EXPIRING IN 2011

Mark S. Dailey, 51, has been one of our directors since February 2006.  Mr. Daily is a private investor who from 1999 to 2004 held senior executive management positions including Executive Vice President, Sales and Marketing of Intralinks, Inc., a venture-funded secure document distribution company, Chief Operating Officer of LexiQuest, Inc., a technology-based company exploiting linguistics and natural language processing in developing software tools to manage, access and retrieve large Intranet document collections and Chief Operating Officer of Medcast Networks, a venture capital-backed start-up delivering comprehensive medical information to physicians. From 1986 to 1999, Mr. Dailey held various senior level positions with Bloomberg Financial Markets, a global leader in the delivery of international real-time financial information.  Prior to joining Bloomberg, Mr. Dailey worked for several investment banking firms.  Mr. Dailey received a Bachelor of Arts degree from St. John Fisher College.

Thom Waye, 43, has been one of the Company’s directors since December 2006.  Mr. Waye currently serves as the manager of Sigma Opportunity Fund, LLC, one of our principal stockholders (“Sigma”).  Prior to forming Sigma in August 2003, Mr. Waye was a partner and managing director at ComVest Venture Partners, L.P. from 2000 to 2003.  Before joining ComVest, Mr. Waye was at AIG from 1996 to 2000, where he was a vice president in the private equity group, responsible for fund-raising and fund development.  In addition, Mr. Waye previously led Motorola’s and Unisys’ New York based non-banking, financial services sales and marketing efforts.  Mr. Waye holds an MBA in Accounting and Finance from the University of Chicago Graduate School of Business and a B.Sc. in Management Information Systems and Marketing from Syracuse University.  Mr. Waye is the Chairman of the Board of Directors of Avatech Solutions, Inc. (OTC BB: AVSO), a public company providing design and engineering technology products and services for the manufacturing, engineering, building design and facilities management markets.

Mr. Waye became one of our directors on December 29, 2006 and serves on the Board as a designee of Sigma.  Pursuant to the provisions of the Note Purchase Agreement we entered into with Sigma, so long as  Sigma beneficially owns at least 5% of our common stock, Sigma will have the right to nominate a director to our Board.  We are obligated to use our best efforts to cause such nominee, as well as all reasonably suited future designees, to be elected to our Board.

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EXECUTIVE OFFICERS

Michael S. Guerriero, 48, is our Chief Operating Officer, a role he assumed in February 2006.  He previously served as the Executive Vice President of the Technical Services organization within BCI from February 2004 to January 2005.  From July 2001 to December 2003, Mr. Guerriero held the position of Area Vice President at Sprint responsible for the PCS/wireless network build-out in the Northeast Region. Prior to that position, he was the Director of Engineering for the Northeast and was responsible for the initial design and deployment of the Sprint PCS/wireless network in the NY/NJ/CT metro area.  His professional career spans over 20 years and includes a number of technical and leadership positions in the defense and telecommunication industries.  Mr. Guerriero received a Bachelor of Science degree in Electrical Engineering from the New Jersey Institute of Technology and is a licensed Professional Engineer.

Raymond A. Cardonne, Jr., 43, is our Chief Financial Officer and Treasurer, a role he assumed in November 2007.  Prior to joining the Company, Mr. Cardonne served as the Chief Financial Officer and Treasurer of Refac Optical Group, a then AMEX-listed retail optical chain with over 500 locations, from August 2000 until February 2007.  From December 1997 until August 2000, he served as a Vice President of Refac responsible for technology licensing and commercialization.  Prior to joining Refac, Mr. Cardonne was a Vice President of Corporate Development at Technology Management & Funding, L.P., a limited partnership formed to create and develop early stage technology-based companies, from December 1994 through November 1997.  Mr. Cardonne also worked for NEPA Venture Funds, an early-stage venture capital firm.  Mr. Cardonne received his Bachelor of Science degree and Masters of Business Administration from Lehigh University.

Nicholas Day, 40, is our General Counsel and Corporate Secretary, a role he assumed in October, 2006.  Prior to joining us, Mr. Day served as Senior Corporate Counsel for Net2Phone, Inc., a then Nasdaq-listed provider of voice over Internet protocol, or VoIP, telephony products and services from August 2002 to March 2006.  From August 2000 to August 2002, Mr. Day served as Associate General Counsel for WorldGate Communications, Inc., a then Nasdaq-listed provider of personal video telephony products.  Mr. Day began his career as a business attorney with the law firm of Saul Ewing, LLP from September 1995 to August 2000.  Mr. Day received his A.B. degree from Duke University and his J.D. degree, with honors, from Villanova University School of Law.

Robert Bradley, 34 , is our Vice President of BCI East, a position he has held since July 2007. As Vice President, BCI East, Mr. Bradley is responsible for managing all of our operational activities from Florida to Maine.  From June 2006 to July 2007, Mr. Bradley served as our Vice President & General Manager for New York and New Jersey, responsible for the operations of our largest markets at the time.  From July 2005 to June 2006, Mr. Bradley served as our Vice President of Sales, Marketing and Business Development, responsible for customers relationships, establishing and developing local offices, overseeing quality control of services, and marketing BCI throughout the telecommunications industry; all while having primary responsibility for sales.  Mr. Bradley’s telecommunications career began with BCI in 2001 as a Project Manager.  Mr. Bradley earned his Bachelor of Arts & Science degree from West Virginia University.

Code of Ethics for Senior Officers

Our Board adopted a Code of Ethics for Senior Officers (“Ethics Code”) applicable to the Company’s Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, certain Vice Presidents, the Director of Financial Reporting and the Corporate Controller and certain other employees of the financial department.  The Ethics Code sets forth the Company’s conflict of interest policy and policies for the protection of the Company’s property, business opportunities and proprietary information.  The Ethics Code requires prompt disclosure to stockholders of any waiver of the Ethics Code for senior officers made by the Board or any committee thereof.  A copy of the Ethics Code may be obtained, without charge, by writing to: Berliner Communications, Inc., at 18-01 Pollitt Drive, Fair Lawn, New Jersey 07410, Attention: Corporate Secretary, and is also available on our web page at www.bcisites.com.

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SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth information with respect to the beneficial ownership of the Company’s Common Stock as of the Record Date by: (1) each person who is a beneficial owner of more than 5% of the Company’s Common Stock, (2) each of the Company’s directors, (3) each of the Company’s Named Executive Officers, and (4) all of the Company’s executive officers and directors as a group.  Unless otherwise indicated, the address of each listed stockholder is in care of us at 18-01 Pollitt Dr., Fair Lawn, New Jersey 07410.

	Common Stock (1)
Holders	Number of Shares		Percentage
Rich B. Berliner	7,524,626	(2)	28.4%
Old Berliner Liquidating Trust	13,104,644		49.4%
Michael S. Guerriero	410,000	(3)	1.5%
Nicholas Day	13,208,394	(4)	49.6%
Raymond A. Cardonne, Jr.	50,000	(5)	*
Mark S. Dailey	75,000	(6)	*
Peter J. Mixter	75,167	(7)	*
Mehran Nazari	75,000	(8)	*
John Stevens Robling, Jr.	75,167	(9)	*
Thom Waye	6,934,692	(10)	26.0%
Sigma Opportunity Fund, LLC	6,934,692	(11)	26.0%
Pacific Asset Partners, LP	1,524,300	(12)	5.7%

Officers and Directors as a Group (Ten persons)	21,078,123	(13)	76.3%

* Represents less than one percent

(1)
For purposes of this table, a person is deemed to have beneficial ownership of the number of shares of Common Stock that such person has the right to acquire within 60 days of the Record Date.  Percentages have been based on us having 26,515,732 shares of Common Stock issued and outstanding.  For purposes of computing the percentage of outstanding shares of Common Stock held by any individual listed in this table, any shares of Common Stock that such person has the right to acquire pursuant to the exercise of a stock option exercisable within 60 days after the record date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)
Represents 7,524,626 shares owned directly by the Old Berliner Liquidating Trust (the “Trust”).  The Trust owns 13,104,644 shares of the Company’s Common Stock, and Mr. Berliner, as a beneficiary under the Trust, indirectly owns 57% of the Trust’s assets.

(3)	Represents vested options to purchase 410,000 shares of Common Stock.

(4)
Includes vested options to purchase 103,750 shares of Common Stock and 13,104,644 shares of Common Stock owned directly by the Trust, of which he is the sole Trustee. Mr. Day may be deemed to beneficially own all of the shares owned directly by the Trust as a result of his position as the sole Trustee.  Mr. Day, as a beneficiary of the Trust, indirectly owns 30,697 of the shares of Common Stock owned directly by the Trust.  Mr. Day has disclaimed beneficial ownership of all shares held by the Trust other than those which he owns indirectly as a beneficiary.

(5)	Represents vested options to purchase 50,000 shares of Common Stock.

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(6)	Includes 25,000 shares and vested options to purchase 50,000 shares of Common Stock.

(7)	Includes 25,000 shares and vested options to purchase 50,167 shares of Common Stock.

(8)	Includes 25,000 shares and vested options to purchase 50,000 shares of Common Stock.

(9)	Includes 25,000 shares and vested options to purchase 50,167 shares of Common Stock.

(10)
Thom Waye may be deemed to be an indirect owner of the shares held by Sigma Opportunity Fund, LLC (“Sigma”) by virtue of Mr. Waye being the manager of Sigma.  Mr. Waye has disclaimed beneficial ownership of the shares owned by Sigma except to the extent of his pecuniary interest therein.

(11)
These shares include: (i) 4,489,795 shares of our Common Stock held by Sigma; (ii) 2,244,897 shares of our Common Stock held by Sigma Berliner, LLC (“SBLLC”), an affiliate of Sigma; and (iii) 175,000 shares of our Common Stock issuable upon the exercise of warrants held by Sigma’s affiliate, Sigma Capital Advisors, LLC (“Advisors”), at an initial exercise price of $0.55 per share.  Advisors, Sigma Capital Partners, LLC (“Partners”) and Thom Waye may be deemed to be indirect 10% owners of our Company by virtue of Advisors being the managing member of Sigma, Partners being the sole member of Advisors and Mr. Waye being the sole member of Partners.  Mr. Waye, Advisors and Partners have disclaimed beneficial ownership of the shares owned by Sigma and SBLLC except to the extent of their pecuniary interest therein.  See Note (10) above.  The address of each of Sigma, SBLLC, Advisors, Partners and Mr. Waye is c/o Sigma Capital Advisors, LLC, 800 Third Avenue, Suite 1701, New York, NY  10022.

(12)	This information is based on information reported by the stockholder in filings made with the Securities and Exchange Commission (the “Commission”).

(13)	Includes: Rich B. Berliner, Mark S. Dailey, Peter J. Mixter, Mehran Nazari, John Stevens Robling, Jr. Thom Waye, Raymond A. Cardonne, Jr., Michael S. Guerriero, Robert Bradley and Nicholas Day.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), requires the Company’s directors, executive officers, and individuals who own more than 10% of a registered class of the Company’s equity securities to file initial reports of beneficial ownership and changes in beneficial ownership of Common Stock with the Commission. Such persons are required by applicable regulations to furnish us with copies of all Section 16(a) reports that they file.

To the Company’s knowledge, based solely on the review of the copies of such reports furnished to the Company, all of the Company’s directors, officers and 10% stockholders have complied with the applicable Section 16(a) reporting requirements for the fiscal year ended June 30, 2009, except for Rich Berliner and Old Berliner, Inc., each of which had one late Form 4 filing during the fiscal year.

THE BOARD AND ITS COMMITTEES

The business of the Company is managed under the direction of the Board.  The Board interacts with management and meets on a regular basis during the Company’s fiscal year to review significant developments affecting the Company and to act on matters requiring Board approval.  It also holds special meetings or acts by unanimous written consent when an important matter requires Board action between scheduled meetings. During the fiscal year ended June 30, 2009, the Board had seven special meetings and acted by unanimous written consent on four occasions.  Each member of the Board participated in at least 75% of all Board and applicable committee meetings held during the fiscal year.  Three members of the Company’s Board attended the 2008 Annual Meeting of Stockholders.  While we encourage all of the Company’s directors to attend the Company’s Annual Meeting of Stockholders, the Board has not adopted any specific policy regarding such attendance.

The Board is currently comprised of Rich B. Berliner, Mark S. Dailey, Peter J. Mixter, Mehran Nazari, John Stevens Robling, Jr. and Thom Waye.  Messrs. Dailey, Mixter, Nazari and Robling are considered by the Company to be “independent” as that term is defined by Rule 4200(a)(15) of the National Association of Securities Dealers Manual (“Rule 4200(a)(15)”).  Mr. Berliner serves as Chairman of the Board.

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The Board has established an Audit Committee and a Compensation Committee to devote attention to specific subjects and to assist the Board in the discharge of its responsibilities.  The functions of those committees and their current members are set forth below.

The Audit Committee

The Audit Committee recommends to the Board the appointment of the firm selected to serve as the independent registered public accountant for the Company and its subsidiaries and monitors the performance of any such firm.  It also reviews and approves the scope of the audit and evaluates, with the independent registered public accountant, the Company’s audit and annual financial statements, reviews with management the status of internal accounting controls, evaluates issues having a potential financial impact on the Company which may be brought to the Audit Committee’s attention by management, the independent registered public accountant, or the Board and evaluates public financial reporting documents of the Company. The current members of the Audit Committee are John Stevens Robling, Jr., Peter J. Mixter, Mehran Nazari and Mark S. Dailey, and the Board of Directors has determined that all of these members are independent.  During the fiscal year ended June 30, 2009, the Audit Committee met six times.  Mr. Robling currently serves as Chairman of the Audit Committee and as the Audit Committee’s “financial expert” as defined by the rules of the Securities and Exchange Commission.  The Audit Committee operates pursuant to a charter approved and adopted by the Board, a copy of which may be found on the Company’s website at www.bcisites.com.

The Compensation Committee

The Board formed a Compensation Committee on February 14, 2007.  The Committee operates pursuant to a Charter approved by the Board, which states that the primary functions of the Committee are to assist the Board in fulfilling its oversight responsibilities for:

•	compensation of executive officers;

•	compensation of any other employees that receive severance arrangements outside of the ordinary course of the Company’s standard practices; and

•
review and approval of the Company’s executive compensation and equity incentive plans, profit sharing plans, and any other plans that require or provide for approval or administration by the Company’s Board.

Although the Compensation Committee makes recommendations to the Board with respect to compensation decisions and the Company’s compensation and benefit plans, ultimate approval authority rests with the Board.  The Compensation Committee has the direct authority to hire and fire advisors and compensation consultants, and to approve their compensation by the Company, who is obligated to pay these advisors and consultants.  These advisors report directly to the Compensation Committee.  We have in the past used compensation consultants to help give direction to the Compensation Committee regarding executive pay.  We do not currently engage a compensation consultant but may decide to use one in the future.  Although Rich B. Berliner, our Chief Executive Officer is a member of the Compensation Committee, he does not participate in committee meetings or discussions related to his compensation.  However, Mr. Berliner does participate in discussions and reviews of the compensation programs for other executive officers.

The current members of the Compensation Committee are Rich B. Berliner, Peter J. Mixter, and Mehran Nazari.  During the fiscal year ended June 30, 2009, the Compensation Committee met four times.  Mr. Berliner currently serves as Chairman of the Compensation Committee.  The Compensation Committee operates pursuant to charter approved and adopted by the Board, a copy of which may be found on the Company’s website at www.bcisites.com.

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The Nominating Process

The Company does not currently have an Executive Committee or a Nominating Committee.  Due to the current size and composition of the Board, the functions customarily attributable to an Executive Committee and a Nominating Committee are performed by the Board as a whole.

The Company’s Board believes that it is not necessary at present to have a standing nominating committee or a charter with respect to the nomination process because the size and composition allow it to adequately identify and evaluate qualified candidates for directors.  However, the Company’s Board may consider appointing such a committee in the future. Currently, each of the Company’s directors participates in the consideration of director nominees, and the evaluation of candidates on the basis of financial literacy, industry knowledge, relevant experience, stockholder status, moral character, independence and willingness and ability to serve.  Aside from the foregoing qualities, the Board does not have a minimum set of qualifications that must be met by nominees.  Messrs. Mixter and Nazari were nominated by the Board, as a whole, for election as Class I directors at this year’s Annual Meeting.

Nominees that any of the Company’s stockholders would like the Company’s Board to consider for election at the next Annual Meeting in 2010 must be received by the Company at 18-01 Pollitt Drive, Fair Lawn, New Jersey 07410, by June 30, 2010, in order for them to be considered by the Company’s Board for nomination.  Specific instructions for such stockholder nominations may be found on Page 25 of this Proxy Statement.

If a position on the Board were to unexpectedly become vacant, it would be filled by the Board and all remaining directors would participate in the selection of an appropriate individual to fill the vacancy.  The newly appointed director would serve out the remainder of the term of the director whose position became vacant.

COMPENSATION OF DIRECTORS

During the year ended June 30, 2009, we implemented a compensation program for all of our non-employee directors.  Our non-employee directors include all of our directors except for Rich B. Berliner, who is our Chief Executive Officer and President.  Our non-employee directors received the following compensation during the year ended June 30, 2009:

	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
	($)	($)	($)(1)	($)	($)	($)	($)
Mark S. Dailey	41,000	27,500	—	—	—	—	68,500
Peter J. Mixter	41,500	27,500	—	—	—	—	69,000
Mehran Nazari	41,500	27,500	—	—	—	—	69,000
John Stevens Robling, Jr.	33,500	27,500	—	—	—	—	61,000
Thom Waye	25,500	27,500	—	—	—	—	53,000

During fiscal 2009, each non-employee director received a $17,500 annual fee for service on the Board during the year, and an award of 25,000 shares of Common Stock pursuant to the Berliner 1999 Omnibus Equity Plan.  Each non-employee director received $2,000 per Board meeting attended in person, and $1,000 for each Board meeting attended via telephone.  Members of the Audit Committee and Compensation Committee received $1,500 for attending committee meetings during this period.  In addition, all non-employee directors are reimbursed for reasonable travel expenses incurred in connection with attendance at Board and committee meetings.

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Director Compensation Policy for Fiscal Year 2009

On September 26, 2008, the Board of Directors established a new compensation program for non-employee directors for the year ending June 30, 2009:

•
Each non-employee director will receive an annual stipend of $17,500.  For current directors, this will be paid in October of each year.  For new directors, this will be paid upon election and on each anniversary date of their election to the Board;

•	Each non-employee director will continue to receive $2,000 for each Board meeting attended in person and $1,000 for each meeting attended by telephone;

•	Each non-employee member of the Audit Committee and Compensation Committee will receive $1,500 for each meeting attended in person or by telephone;

•
Each non-employee director will be eligible for an annual stock option (or other equity) award.  In October 2008 each non-employee director received 25,000 shares of Common Stock  pursuant to the Berliner 1999 Omnibus Equity Plan.  The annual equity award is subject to the director attending (in person or by telephone) no less than 75% of all Board and Committee meetings, as applicable, during the fiscal year preceding such award; and

•
Meeting fees will be paid for regularly scheduled meetings only.  The Company’s director compensation policy is designed to take into account the need for occasional special meetings or informational telephone calls.  No additional compensation will be paid for such occurrences.

Directors will continue to be reimbursed for reasonable travel expenses associated with attending Board or committee meetings.

REPORT OF AUDIT COMMITTEE

The Audit Committee is made up of the following members: John Stevens Robling, Jr., Mark S. Dailey, Peter J. Mixter, and Mehran Nazari.  The Audit Committee operates pursuant to a charter approved and adopted by the Board. In accordance with the charter, all of the members of the Audit Committee are (i) independent under  Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards (which we are not subject to, but which we use as our guide for our Board independence standards), (ii) financially literate and (iii) at least one member of the Audit Committee has accounting or related financial management expertise.

The Audit Committee, on behalf of the Board, oversees the Company’s financial reporting process. In fulfilling its oversight responsibilities, the Audit Committee reviewed with the Company the audited financial statements and the footnotes thereto in the Annual Report and discussed with the Company the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements, particularly statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380) and Rule 2-07 “Communication with Audit Committees” of Regulation S-X of the Rules of the SEC.

The Company’s Auditor is responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles. The Audit Committee reviewed and discussed with the Auditor its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and their conformity with generally accepted accounting principles in the United States of America and such other matters as are required to be discussed by the Audit Committee with the Company’s Auditor under generally accepted auditing standards of the Public Company Accounting Oversight Board.

The Audit Committee discussed with the Auditor the Auditor’s independence from management and the Company, and received the written disclosures concerning the Auditor’s independence required by Public Company Accounting Oversight Board Rule 3526 “Communication with Audit Committees Concerning Independence”.

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The Audit Committee also met with the Auditor to discuss other required communications, including the results of its examination and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K, as filed with the Securities and Exchange Commission.

AUDIT COMMITTEE

John Stevens Robling, Jr., Chairman
Mark S. Dailey
Peter J. Mixter
Mehran Nazari

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth information regarding the compensation awarded to those persons (i) who served or acted as the Company’s principal executive officer, (ii) who were the Company’s other two most highly compensated executive officers and (iii) persons who would have been one of the most highly compensated executive officers had they been employed by the Company as of June 30, 2009 (the “Named Executive Officers”) for the past three fiscal years.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Rich B. Berliner	2009	360,000	—	—	51,551	18,300	429,851
Chairman and Chief	2008	358,364	860,058	—	98,416	17,500	1,334,338
Executive Officer

Michael S. Guerriero	2009	225,000	—	—	220,175	14,100	459,275
Chief Operating Officer	2008	224,517	407,281	—	20,620	13,446	665,864

Raymond A. Cardonne, Jr.	2009	225,000	33,750	—	26,591	14,100	299,441
Chief Financial Officer (3)	2008	150,000	45,000	—	21,544	4,800	221,344

(1)
Represents stock options granted under the Berliner 1999 Omnibus Equity Plan.  Option award values are based on the Black-Scholes valuation method.  The below table identifies the assumptions we used for this calculation.  The “Value” column below represents the dollar amount recognized for financial statement reporting purposes with respect to fiscal year 2009 in accordance with FAS 123(R).  Additional information on stock options awarded to our executive officers can be found in the section below entitled Grants of Plan-Based Awards.

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STOCK OPTION VALUATION TABLE

Name	Grant Date	Shares	Value ($)	Dividend Yield	Risk-Free Interest Rate	Volatility	Life (Years)
Rich B. Berliner	3/1/07	250,000	51,551	0%	4.51%	72%	5

Michael S. Guerriero	12/21/05	37,500	—	0%	4.39%	75%	5
	8/11/06	100,000	—	0%	4.89%	78%	5
	2/15/07	37,500	—	0%	4.76%	72%	5
	3/1/07	50,000	10,310	0%	4.51%	72%	5
	10/1/08	420,000	209,865	0%	3.02%	64%	6.25

Raymond A. Cardonne, Jr.	12/3/07	100,000	26,591	0%	3.39%	68%	5

(2)	Represents car allowance compensation and payments made by the Company as part of the Company’s 401(k) Plan matching program.

(3)
Mr. Cardonne became Chief Financial Officer on November 2, 2007.  The amounts shown above for 2008 are amounts earned from November 2, 2007 to June 30, 2008.  In September of 2009, a bonus of $33,750 for Mr. Cardonne was approved and paid for the fiscal year ended June 30, 2009.

EMPLOYMENT AGREEMENTS OF NAMED EXECUTIVE OFFICERS

The Compensation Committee recommended, and the Board approved, Employment Agreements for named executive officers in June 2009.  The compensation and severance provisions of these agreements are outlined below.

Rich B. Berliner.  On June 30, 2009, the Company entered into an Employment Agreement with Mr. Berliner, our Chief Executive Officer and President.  The agreement was effective as of July 1, 2009 and has a two-year term expiring June 30, 2011.  The agreement provides for an annual salary of $360,000.  The agreement provides for indemnification of Mr. Berliner by the Company in connection with any action by reason of the fact that he is or was a director, officer or employee of the Company.

Mr. Berliner’s compensation program also includes a cash bonus component based entirely on the Company’s financial performance during the year.  After considering several financial metrics, such as revenue, gross margin, and earnings before interest, taxes, depreciation and amortization (“EBITDA”), the Compensation Committee recommended, and the Board approved, a cash bonus for the fiscal year ended June 30, 2010 based upon the Company’s EBITDA during the year.  The Compensation Committee established the following targets for Mr. Berliner’s bonus in this regard:

•	If EBITDA is less than $3.5 million for fiscal 2010, Mr. Berliner will not receive a cash bonus;

•	If EBITDA is $3.5 million through $4.5 million, Mr. Berliner will receive a cash bonus equal to 3% of EBITDA; and

•	If EBITDA is over $4.5 million, Mr. Berliner will receive a cash bonus equal to 4% of EBITDA.

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In addition to base salary and cash bonus, as outlined above, Mr. Berliner’s Employment Agreement also states that he is eligible for stock option or other equity awards as part of his annual bonus program.  The agreement will also provide for a continuation of Mr. Berliner’s existing annual car allowance of $12,000, and for the Company to pay all of Mr. Berliner’s health insurance costs.

Michael Guerriero.  On June 30, 2009, the Company entered into an Employment Agreement with Mr. Guerriero, our Chief Operating Officer.  The agreement was effective as of July 1, 2009 and has a two-year term expiring June 30, 2011.  The agreement provides for a base annual salary of $225,000.  The agreement provides for indemnification of Mr. Guerriero by the Company in connection with any action by reason of the fact that he is or was a director, officer or employee of the Company.

Mr. Guerriero’s compensation program, as set forth in his Employment Agreement, also includes a cash bonus component based primarily on the Company’s overall financial performance during the year.  After considering several financial metrics, the Compensation Committee recommended, and the Board approved, a cash bonus based primarily on the Company’s EBITDA and revenue for the year, and also including a component based on branch office performance, customer satisfaction and executive management and development.  The formula for calculating this bonus for fiscal 2010 is as follows:

•	so long as revenue is more than $55 million for the fiscal year, 0.03% of revenue; plus

•	so long as EBITDA is more than $3 million for the fiscal year, 1.5% of EBITDA, plus

•	personal performance goals, with equal weight, based upon:

o	branch office revenue performance;

o	branch office EBITDA performance;

o	customer satisfaction; and

o	executive management & development

Mr. Guerriero did not receive a cash bonus for fiscal 2009.  In addition to base salary and cash bonus, as outlined above, Mr. Guerriero’s Employment Agreement also states that he is eligible for stock option or other equity awards as part of his annual bonus program.  The Board did not award stock options to Mr. Guerriero as part of his fiscal 2009 performance bonus plan.  Mr. Guerriero did receive an award of 420,000 options to acquire shares of Common Stock on October 1, 2008 at $1.48 per share, which was the fair market value of BCI’s Common Stock at that date, as part of his fiscal 2008 performance bonus plan.  Mr. Guerriero's agreement also provides for a continuation of Mr. Guerriero’s annual car allowance of $7,200, and for the Company to pay all of Mr. Guerriero’s health insurance costs.

Raymond A. Cardonne, Jr.  On November 15, 2007, the Company entered into an Employment Agreement with Raymond A. Cardonne, Jr., our Chief Financial Officer.  The agreement has a term expiring June 30, 2010.  The agreement provides for an annual salary of $225,000.  The agreement provides for indemnification of Mr. Cardonne by the Company in connection with any action by reason of the fact that he is or was a director, officer or employee of the Company.

Mr. Cardonne’s compensation program may also include a cash bonus component based partly on the Company’s overall financial performance during the year, and partly on a subjective evaluation of Mr. Cardonne’s personal performance by the Compensation Committee and the Chief Executive Officer.  The Compensation Committee did not believe it was appropriate to base Mr. Cardonne’s incentive bonus entirely on financial metrics, because the Committee believed Mr. Cardonne should not be entirely motivated by short term financial metrics but rather on the long-term best interest of the Company with a focus on appropriate risk management.  Mr. Cardonne received  a cash bonus of $33,750 for fiscal 2009.

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In addition to base salary and cash bonus, as outlined above, Mr. Cardonne’s Employment Agreement also states that he is eligible for stock option or other equity awards as part of his annual bonus program.  The agreement also provides for an annual car allowance for Mr. Cardonne of $7,200.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth all outstanding equity awards held by the named executive officers at June 30, 2009.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Rich B. Berliner	125,000	(1)	125,000	(1)	1.28	3/1/2017

Michael S. Guerriero	75,000		—		0.40	12/21/2015
	100,000		—		0.55	8/11/2016
	25,000		25,000	(2)	1.28	3/1/2017
	210,000		210,000	(3)	1.48	10/1/2018

Raymond A. Cardonne, Jr.	25,000		75,000	(4)	1.20	12/3/2017

(1)	Mr. Berliner cancelled these options on September 21, 2009.
(2)	These options vest as follows: 12,500 on 3/1/10 and 12,500 on 3/1/11.
(3)	These options vest as follows: 105,000 on 10/1/10 and 105,000 on 10/1/11.
(4)	These options vest as follows: 25,000 on 12/3/09, 25,000 on 12/3/10 and 25,000 on 12/3/11.

OPTION EXERCISES AND STOCK VESTED

There were no exercises of stock options held by the named executive officers during the fiscal year ended June 30, 2009.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Rich B. Berliner.  Mr. Berliner has entered into an Employment Agreement with the Company, dated June 30, 2009, that provides for potential payments upon termination of his employment or a change in control of the Company.  Pursuant to the agreement, Mr. Berliner is required to devote all of his business time, attention, skill and efforts exclusively to Company’s business and affairs.  If his employment is terminated “Without Cause”, if he resigns for “Good Reason” or if he is terminated in connection with a “Change of Control” (as each such term is defined in the agreement), he will be entitled to an amount equal to his base salary then in effect for the remainder of the employment term (which ends on June 30, 2011) or for one year, whichever is longer. Payments made in connection with his termination of employment are generally subject to his delivery to us of a general release of claims.  Under the agreement, for 12 months following his termination of employment, he will be subject to certain non-competition and non-solicitation restrictions.  Payments made in connection with his termination are subject to his delivery to the Company of a general release of claims.

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Michael S. Guerriero.  Mr. Guerriero has entered into an Employment Agreement with the Company, dated June 30, 2009  that would provide for potential payments upon termination of his employment or a change in control of the Company.  Pursuant to the agreement, Mr. Guerriero is required to devote all of his business time, attention, skill and efforts exclusively to Company’s business and affairs.  If his employment is terminated “Without Cause”, if he resigns for “Good Reason” or if he is terminated in connection with a “Change of Control” (as each such term is defined in the agreement), he will be entitled to an amount equal to his base salary then in effect for the remainder of the employment term (which ends on June 30, 2011) or for one year, whichever is longer. Payments made in connection with his termination of employment are generally subject to his delivery to us of a general release of claims.  Under the agreement, for 12 months following his termination of employment, he will be subject to certain non-competition and non-solicitation restrictions.  Payments made in connection with his termination are subject to his delivery to the Company of a general release of claims.

Raymond A. Cardonne, Jr..  Mr. Cardonne has entered into an Employment Agreement with the Company, dated November 15, 2007 that would provide for potential payments upon termination of his employment or a change in control of the Company.  Pursuant to the agreement, Mr. Cardonne is required to devote all of his business time, attention, skill and efforts exclusively to Company’s business and affairs.  If his employment is terminated without “Cause”, if he resigns for “Good Reason” or if he is terminated in connection with a “Change of Control” (as each such term is defined in the employment agreement), he will be entitled to an amount equal to his base salary then in effect for the remainder of the employment term (which ends June 30, 2010) or for one year, whichever is longer.  Payments made in connection with his termination of employment are generally subject to his delivery to us of a general release of claims. Under the agreement, for 12 months following his termination of employment (24 months if he is terminated for “Cause”), he will be subject to certain non-competition and non-solicitation restrictions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In  2006 and 2007, we issued convertible notes and warrants to Sigma, Sigma Berliner, Sigma Capital Advisors  and Pacific Asset Partners, among others.  All of the notes were subsequently converted to Common Stock in June, 2008.  Pursuant to the provisions of the applicable note purchase agreements, so long as Sigma beneficially owns at least 5% of our outstanding common stock, Sigma has the right to nominate one director to our Board.  On December 29, 2006, Sigma nominated, and our Board appointed, Thom Waye to serve as a member of our Board as a Class III director, with his term expiring at the 2008 annual meeting.  Mr. Waye was re-elected at the 2008 annual meeting for a three-year term.  We are obligated to use our best efforts to cause Mr. Waye, as well as all reasonably suited future designees in replacement of Mr. Waye, to continue to serve on our Board.

Pursuant to the note purchase agreements, we agreed to register the shares of Common Stock issuable upon conversion of the notes and upon exercise of  the warrants (collectively, the “Registrable Shares”) for resale under the Securities Act.  There currently are 8,086,195 Registrable Shares issued and outstanding and 175,000 Registrable Shares reserved for issuance upon exercise of warrants.  Effective December 4, 2008, we registered with the SEC  896,756 of these shares of Common Stock for resale by the security holders, which include Sigma, Sigma Berliner, and Pacific Asset Partners, on a delayed or continuous basis, which does not completely fulfill our obligation to register the remaining shares.

The Board has adopted a written policy regarding review and approval of related party transactions.    This policy calls for the Board to appoint a committee of independent directors to review and approve any related party transaction, which are defined as any transaction, or a series of similar transactions, to which the Company or any of its subsidiaries is to be a party, in which the amount involved exceeds $120,000 and in which any of the following persons had, or will have, a direct or indirect material interest:

•	Any director or executive officer of the Company;

•	Any nominee for election as director;

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•	Any security holder who is known to the registrant to own of record or beneficially more than five percent of any class of the registrant’s voting securities; and

•	Any member of the immediate family of any of the foregoing persons.

Approval of the committee reviewing the related party transaction is based on the business needs of Company, the availability of alternative arrangements and the costs of the proposed transaction versus these alternatives, if available.

Pursuant to the policy, related party transactions shall not include compensation decisions within the authority of the Compensation Committee, such as officer and director compensation.  The independent committee will have the authority to hire and consult with independent consultants, appraisers and/or advisors to assist in their review of related party transactions.

During fiscal year 2009, the Company did not engage in any related party transaction that required review, approval or ratification under the Company’s related party transaction review policies and procedures.  The Company did not engage in any related party transaction where such policies and procedures were not followed.

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PROPOSAL 2

APPROVAL OF THE BERLINER COMMUNICATIONS, INC.
2009 OMNIBUS EQUITY AND INCENTIVE COMPENSATION PLAN

Background

On October 16, 2009, the Board of Directors of the Company adopted, subject to shareholder approval, the Berliner Communications, Inc. 2009 Omnibus Equity and Incentive Compensation Plan (the “Plan”). The Board of Directors is asking shareholders to approve the Plan so that the Company may use the shares to assist the Company in achieving its goals of increasing profitability and shareholder value by granting stock options and other equity incentives to management and for qualifying such options in some cases for special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). A full copy of the Plan is attached as Appendix A. The following is a summary of the material features of the Plan and is qualified in its entirety by reference to Appendix A.

Purpose

The purpose of the Plan is to promote the interests of the Company and its stockholders by using stock interests in the Company to attract, retain and motivate management and other persons, including officers, directors, employees and certain consultants of the Company to encourage and reward such persons' contributions to the performance of the Company and to align their interests with the interests of the Company's stockholders.

Duration

The Plan, if approved by shareholders, shall commence on September 23, 2009 (the “Plan Effective Date”) and shall remain in effect, subject to the right of the Board of Directors to amend the Plan at any time, until all shares subject to it shall have been purchased or acquired, but in no event shall any awards be granted on or after the tenth anniversary of the Plan Effective Date. The Board may, at any time and from time to time, alter or amend the Plan in whole or part, subject to certain restrictions stated in the Plan.

Prior Plans

No further grants shall be made under the following existing plans after this Plan is approved by the shareholders: the Company’s 1999 Omnibus Securities Plan, which has expired (the “Prior Plan”).

Shares Available

The maximum number of shares of the Company’s Common Stock, par value $.00002 per share (“Common Stock”) that may be delivered pursuant to options or other awards granted under the Plan shall be equal to 10% of the issued and outstanding shares of Common Stock as determined by the Company to calculate fully diluted earnings per share for the fiscal year preceding the date of determination.  The maximum number of shares of Common Stock which can be issued under Incentive Stock Options granted under the Plan shall be 2,000,000.  As of the Plan Effective Date, 2,651,573 shares of Common Stock are available for issuance under the Plan

Shares to be issued under the Plan may be authorized but unissued shares of Common Stock of the Company, or shares reacquired by the Company. Shares of Common Stock withheld by the Company to satisfy applicable tax withholding obligations pursuant to the issuance of awards under the Plan shall be deemed issued under the Plan.

The Board of Directors or Stock Plan Committee will make appropriate adjustments in the maximum number and kind of shares available for issuance under the Plan, the maximum number of shares that can be granted to an individual under his or her awards under the Plan, and the number and kind of shares, and price per share subject to awards outstanding under the Plan in the event of certain changes in the Company’s capital, such as a stock dividend, merger, recapitalization, spin-off, or extraordinary dividend.

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Share Usage

Shares covered by an award shall only be counted as used to the extent they are actually issued. Any shares related to awards which terminate by expiration, forfeiture, cancellation, or are not settled in shares of Common Stock, and shares that are reacquired by the Company may be reused for subsequent awards. If the option price of any option granted under the Plan or the tax withholding requirements with respect to any award granted under the Plan are satisfied by tendering shares, or if a Stock Appreciation Right is exercised, only the number of shares issued, net of the shares tendered, will be counted as shares used under the Plan.

Administration

The Plan is to be administered by the Company’s Board of Directors or by a Stock Plan Committee appointed by the Board of Directors.  Subject to the provisions of the Plan, the Board of Directors has the authority to: (i) interpret and construe the Plan and any agreements or other documents defining the rights and obligations of the Company or any of its affiliated entities and any persons eligible to participate in the Plan who have been granted awards, (ii) determine all questions arising under the Plan and such agreements, (iii) adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable, (iv) correct any errors, supply any omissions and reconcile any inconsistencies in the Plan and/or any agreement granting an award or any other instrument relating to any award, (v) otherwise carry out the terms of the Plan and such agreements and other documents, and (vi) select the persons to whom, and the time or times at which, awards may be granted, the nature of each award, the number of shares of Common Stock that comprise or underlie each award, the period for the purchase or exercise of each award, as applicable and such other terms and conditions applicable to each individual award as the Board of Directors shall determine.

In accordance with the terms of the Plan, the Board of Directors may (i) accelerate or extend the vesting or exercise period, or lapse of restrictions, applicable to any award as a whole or in part, (ii) adjust or reduce the purchase or exercise price, as applicable, of awards held by a recipient by cancellation of such awards and granting of awards at lower purchase or exercise prices or by modification, extension or renewal of such awards and (iii) reduce or otherwise modify the performance goals applicable to any award.

The Plan grants the Board of Directors the authority to appoint a stock plan committee (the “Stock Plan Committee”), comprised of at least two (2) members of the Board of Directors, and delegate to such committee the administration of the Plan, subject to the right of the Board of Directors to exercise duties and responsibilities delegated to the Stock Plan Committee under the Plan. At the discretion of the Board of Directors, this Stock Plan Committee may be the same as the compensation committee of the Board of Directors.

Eligibility

Persons eligible to participate in this Plan include key (i) officers or other employees (as defined in accordance with Section 3401(c) of the Code) (collectively “Employees”) of the Company or any of its affiliated entities, (ii) persons serving on the Board of Directors of the Company or the Company’s affiliated entities irrespective of whether such person is also an employee of the Company or its affiliated entities, and (ii) certain consultants and advisers to the Company or any of its affiliated entities.  The selection of participants is within the discretion of the Board of Directors.

Incentive stock options as defined in Section 422 of the Code (“Incentive Stock Options”) may be granted only to persons who, at the date of granting of such Incentive Stock Options, are Employees of the Company or any of its affiliated entities or the Company’s parent corporation(s) (or a subsidiary corporation), and otherwise meet the employment requirements of Section 422 of the Code, or a similar statute governing the eligibility for the issuance of Incentive Stock Options.

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Grants under the Plan

Section 162(m). Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to a covered employee. A covered employee means those persons specified in Section 162(m) of the Code—generally the Chief Executive Officer and the next four highly compensated officers. Certain performance based compensation is specifically exempt from the deduction limit if it otherwise meets the requirements of Section 162(m). One of the requirements for equity compensation plans is that there must be a limit to the number of shares granted to any one individual under the Plan. Accordingly no one eligible person shall be granted awards with respect to more than 500,000 shares in any one calendar year.  Further, no award shall be issued to any eligible person if the issuance of such award would result in the loss of a federal income tax deduction by the Company for any portion (or all) of the employee remuneration associated with such award.

The terms and conditions of all awards issued under the Plan are subject at all times to the terms and conditions of the underlying award agreement as issued to the participant.

Stock Options. The Board of Directors may grant Incentive Stock Options and nonqualified stock options (“Non Qualified Stock Options”), which are not intended to receive the special income tax treatment accorded incentive stock options under the Code. The Board of Directors may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an option as it deems appropriate. Options granted under the Plan shall have an exercise price per share at least equal to the fair market value of a share of the Company’s Common Stock on the date of grant.  However, the Board of Directors may, subject to certain limitations in the Plan, amend the exercise price of an outstanding option to be not less than the fair market value of the Company’s Common Stock on the date of such amendment. Once vested, options granted under the Plan may be exercised for a period of up to ten years from the date of grant. Options (and other awards requiring payment by the holder) under the Plan may be paid by the recipient in cash or any other consideration permitted by law and authorized by the Board of Directors (including, without limitation, using shares of Company capital stock previously purchased by the recipient or a broker-assisted or similar exercise procedure).

Stock Appreciation Rights. The Plan also permits the Board of Directors to grant stock appreciation rights with respect to all or any portion of the shares of Common Stock covered by options granted under the Plan, or, independent of options, with respect to a specified number of shares of Common Stock.  Unless otherwise agreed by the Company, a stock appreciation right may be exercised only when the related option is exercisable (or, in the case of an independent stock appreciation right, as specified in the applicable award agreement). Upon exercise of a stock appreciation right, the recipient will receive for each share for which such stock appreciation right is exercised, an amount, in cash or Common Stock, as determined by the Board of Directors, equal to the excess of the fair market value of a share of Common Stock on the date the stock appreciation right is exercised over the exercise price per share of the option to which the stock appreciation right relates (or, in the case of an independent stock appreciation right, the exercise price stated in the applicable award agreement). The Board of Directors may also grant Coupled Stock Appreciation Rights related to a particular stock option which may entitle the recipient thereof to receive from the Company an amount of compensation upon exercise of the option.

Restricted Stock or Restricted Stock Units. The Board of Directors has the authority to grant restricted stock awards entitling the recipient to acquire shares of the Company’s Common Stock at par value or such other purchase price, and subject to such restrictions and conditions as the Board of Directors may determine at the time of grant. Upon delivery of the shares of restricted stock, a recipient shall have all the rights of a stockholder with respect to such shares, subject to the restrictions established by the Board of Directors at the time of grant, as described below. All shares of restricted stock shall be subject to such restrictions as the Board of Directors shall provide and may include restrictions concerning voting rights and transferability and restrictions based on duration of employment or engagement with the Company or its affiliated entities. The Board of Directors may also impose such restrictions and conditions on shares of restricted stock granted under the Plan as it deems appropriate, which may be based on continuing employment or other business relationships with the Company or one of its affiliates or the achievement of pre-established, objective performance goals that are determined over a measurement period established by the Board of Directors and relate to one or more performance criteria described in the Plan. Restricted stock awarded under the Plan may not be sold, transferred, assigned or encumbered and may not be disposed of, except by will or the laws of descent and distribution, for a period of time determined by the Board of Directors until all restrictions lapse. If the recipient of a restricted stock award under the Plan fails to satisfy applicable conditions established by the Board of Directors in the award, the restricted stock may be forfeited and revert back to the Company or the Company may repurchase such shares of restricted stock at a cash price per share equal to the price paid by the recipient for such shares. Restricted stock shall vest and become free of restrictions on the date, and/or by satisfaction of conditions, specified by the Board of Directors on the date of grant.

19

Unrestricted Stock Awards. The Board of Directors also has the authority to grant or sell an unrestricted stock award to any eligible person, pursuant to which such person may receive shares of Common Stock free of any vesting restrictions under the Plan. Unrestricted stock awards may be granted or sold as a bonus in respect to past services or other valid consideration or in lieu of any cash compensation to such an eligible person.  The Board of Directors may, in its discretion, permit the recipient of Unrestricted Stock Awards to elect to defer receipt of up to 100% of such shares of Unrestricted Stock in accordance with such rules and procedures as the Board of Directors may from time to time established.

Performance Stock Awards. The Board of Directors may grant performance stock awards to eligible individuals under the Plan. Performance stock awards entitle the recipient to acquire shares of Company Common Stock upon the attainment of objective performance goals, established in advance by the Board of Directors, based on Performance Criteria set forth in the Plan (and described below). The recipient of a performance stock award shall have the rights of a stockholder only as to shares of Common Stock actually received by the recipient upon satisfaction or achievement of the terms and conditions of such award and not with respect to shares subject to the award but not actually issued to such recipient.

Performance Criteria. Performance Criteria, which are established by the Board of Directors, shall be based on one or more of the following measures: (a) income or net income, (b) pre-tax income, (c) operating income or net operating income, (d) cash flow, (e) earnings per share (including earnings before interest, taxes, depreciation and amortization), (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the fair market value of Common Stock, (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization, (1) book value of Common Stock, (m) total stockholder return, (n) return on capital, (o) return on assets or net assets, or (p) operating margin.

Dividend Equivalent Rights and Interest Equivalents. The Board of Directors may grant to eligible individuals dividend equivalent rights with other awards under the Plan or independent of any other awards. Dividend equivalent rights entitle the recipient to receive credits based on cash dividends that would be paid on a specified number of shares of the Company’s Common Stock. Settlement of certain awards may, if permitted by the Board of Directors, be deferred under the Plan, and, during the period of such deferral, such awards may be credited with interest equivalents as specified in the award agreement.

Termination of Employment

Upon a termination of employment, all unvested and unexercised awards may be subject to termination and/or forfeiture depending upon the reason for the recipient’s termination.  As is more fully described in the Plan, (i) if the recipient of an award is terminated for “just cause”, all unvested awards and unexercised awards shall be terminated, become void and be forfeited as of the effective date of such termination, (ii)  if the recipient is terminated for any reason other than for “just cause”, death, permanent disability or retirement, the recipient's unvested and/or unexercised awards, whether or not vested, shall expire and become void as of the earlier of (A) the date such awards would have expired in accordance with their terms had the recipient remained employed and (B) three (3) months after the date of such termination, and (iii) if the recipient is terminated due to death, permanent disability or retirement, the recipient's unvested and/or unexercised, whether or not vested, awards shall expire and become void as of the earlier of (A) the date such awards would have expired in accordance with their terms had the recipient remained employed and (B) one (1) year after the date of such termination; provided, however, that the one-year period provided in (B) shall be three (3) months for Incentive Stock Options following termination of employment for retirement.

20

Reorganizations

All awards granted, whether or not vested, will automatically terminate in the event that there is a reorganization or a transaction involving a “change in control” of the Company, unless a provision is made in writing for the Plan to continue and for the awards to be assumed or substituted in connection with such transaction, or the Board of Directors provides for the acceleration of vesting or exercisability of outstanding awards and/or conversion of such awards into a right to receive cash or other consideration that could be received in such change in control with respect to the shares of Common Stock underlying such award (net of any exercise price). If the Plan and any outstanding awards granted thereunder shall terminate by reason of such a change in control without provision for assumption or substitution, or acceleration, or conversion of outstanding awards, then any holder of an outstanding award shall have the immediate right, as the Board of Directors may designate, to exercise, claim or convert his or her award to the full extent not theretofore exercised, claimed or converted, including any installments which have not yet become vested or exercisable. In the event the Company consummates any merger, consolidation or other reorganization not involving such a “change in control”, outstanding awards under the Plan may thereafter be exercised or claimed only for the kind and amount of securities, cash and/or other consideration that could have been received in such transaction by a holder of the number of shares of Common Stock covered by such award.

Transferability

Except in the event of his or her death, the recipient of an award under the Plan may not transfer such award until shares of Company Common Stock have been issued to such recipient and all restrictions applicable to such shares have lapsed, unless such transfer is approved by the Board of Directors in accordance with the terms of the Plan. Incentive Stock Options granted under the Plan may not be transferred if such transfer would disqualify the option from being treated as an “incentive stock option” under the Code.

Taxes

Whenever the granting, vesting, exercise or payment of any award granted under the Plan, or the transfer of any shares issued upon exercise of any award, gives rise to tax or tax withholding liabilities or obligations, the Board of Directors shall have the right to require the recipient to pay the Company an amount sufficient to satisfy all such tax requirements, and the Company shall, to the extent permitted by applicable law, have the right to deduct any such taxes from any payment of any kind otherwise due to such recipient. The Board of Directors may determine to permit a recipient to satisfy tax withholding requirements by (a) delivering shares of Common Stock owned by him or her to the Company and acquired more than six (6) months prior to such delivery or (b) electing withholding by the Company of a portion of the Common Stock otherwise issuable in connection with such recipient's award to the extent permitted by applicable law and pursuant to procedures approved by the Board of Directors.

Award Information

It is not possible at this time to determine awards that will be made pursuant to the Plan or the number of persons who will be eligible to receive awards under the Plan.

Federal Income Tax Consequences

The following is a brief description of the principal federal income tax consequences, as of the date of this proxy statement, associated with the grant of awards under the Plan. This summary is based on the Company’s understanding of present income tax law and regulations. The summary does not purport to be complete or applicable to every specific situation. Furthermore, the following discussion does not address state or local tax consequences.

Stock Options

Consequences to the Optionholder

Grant. There is no federal income tax consequence to the optionholder solely by reason of the grant of incentive stock options or non-qualified stock options under the Plan.

21

Exercise. The exercise of an Incentive Stock Option is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the requirement that the optionholder generally must exercise the Incentive Stock Option no later than three months following the termination of the optionholder’s employment with the Company. However, such exercise may give rise to alternative minimum tax liability (see “Alternative Minimum Tax” below).

Upon the exercise of a Nonqualified Stock Option, the optionholder will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the amount paid by the optionholder as the exercise price. The ordinary income recognized in connection with the exercise by an optionholder of a NonQualified Stock Option will be subject to both wage and employment tax withholding.

The optionholder’s tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus, in the case of a NonQualified Stock Option, the amount of ordinary income, if any, recognized by the optionholder upon exercise thereof.

Qualifying Disposition. If an optionholder disposes of shares of Common Stock acquired upon exercise of an Incentive Stock Option in a taxable transaction, and such disposition occurs more than two years from the date on which the option was granted and more than one year after the date on which the shares were transferred to the optionholder pursuant to the exercise of the Incentive Stock Option, the optionholder will realize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the optionholder’s adjusted basis in such shares (generally the option exercise price).

Disqualifying Disposition. If the optionholder disposes of shares of Common Stock acquired upon the exercise of an Incentive Stock Option (other than in certain tax free transactions) within two years from the date on which the Incentive Stock Option was granted or within one year after the transfer of shares to the optionholder pursuant to the exercise of the Incentive Stock Option, at the time of disposition the optionholder will generally recognize ordinary income equal to the lesser of (i) the excess of each such share’s fair market value on the date of exercise over the exercise price paid by the optionholder or (ii) the optionholder’s actual gain. If the total amount realized on a taxable disposition (including return on capital and capital gain) exceeds the fair market value on the date of exercise of the shares of Common Stock purchased by the optionholder under the option, the optionholder will recognize a capital gain in the amount of the excess. If the optionholder incurs a loss on the disposition (the total amount realized is less than the exercise price paid by the optionholder), the loss will be a capital loss.

Other Disposition. If an optionholder disposes of shares of Common Stock acquired upon exercise of a NonQualified Stock Option in a taxable transaction, the optionholder will recognize capital gain or loss in an amount equal to the difference between the optionholder’s basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares of Company Common Stock acquired upon exercise of Incentive Stock Options as discussed above) will be short-term or long-term depending on whether the shares of Company Common Stock were held for more than one year from the date such shares were transferred to the optionholder.

Alternative Minimum Tax. Alternative minimum tax (“AMT”) is payable if and to the extent the amount thereof exceeds the amount of the taxpayer’s regular tax liability, and any AMT paid generally may be credited against future regular tax liability (but not future AMT liability). AMT applies to alternative minimum taxable income; generally regular taxable income as adjusted for tax preferences and other items is treated differently under AMT.

For AMT purposes, the spread upon exercise of an Incentive Stock Option (but not a NonQualified Stock Option) will be included in alternative minimum taxable income, and the taxpayer will receive a tax basis equal to the fair market value of the shares of Common Stock at such time for subsequent AMT purposes. However, if the optionholder disposes of the ISO shares in the year of exercise, the AMT income cannot exceed the gain recognized for regular tax purposes, provided that the disposition meets certain third party requirements for limiting the gain on a disqualifying disposition. If there is a disqualifying disposition in a year other than the year of exercise, the income on the disqualifying disposition is not considered alternative minimum taxable income.

Consequences to the Company

There are no federal income tax consequences to the Company by reason of the grant of Incentive Stock Options or NonQualified Stock Options or the exercise of an Incentive Stock Option (other than disqualifying dispositions).

22

At the time the optionholder recognizes ordinary income from the exercise of a NonQualified Stock Options, the Company will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that the Company satisfies its reporting obligations described below. To the extent the optionholder recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of an Incentive Stock Option, the Company will be entitled to a corresponding deduction in the year in which the disposition occurs.

The Company is required to report to the Internal Revenue Service any ordinary income recognized by any optionholder by reason of the exercise of a NonQualified Stock Option. The Company is required to withhold income and employment taxes (and pay the employer’s share of the employment taxes) with respect to ordinary income recognized by the optionholder upon exercise of NonQualified Stock Options.

Restricted Stock, Restricted Stock Units and Performance Awards

Unless a participant makes the election described below with respect to restricted stock, restricted stock units or performance awards granted under the Plan, a participant receiving a grant of such an award will not recognize income and the Company will not be allowed a deduction at the time such award is granted. While an award remains unvested or otherwise subject to a substantial risk of forfeiture, a participant will recognize compensation income equal to the amount of any dividends received and the Company will be allowed a deduction in a like amount. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the date of vesting or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the participant for the award will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by the Company. Upon disposition of the shares received, the gain or loss recognized by the participant will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon whether the participant held the shares for more than one year following the vesting or cessation of the substantial risk of forfeiture. However, by filing a Section 83(b) election with the Internal Revenue Service within 30 days after the date of grant, a participant’s ordinary income and commencement of holding period and the deduction will be determined as of the date of grant. In such a case, the amount of ordinary income recognized by such a participant and deductible by the Company will be equal to the excess of the fair market value of the award as of the date of grant over the amount paid, if any, by the participant for the award. If such election is made and a participant thereafter forfeits his or her award, no refund or deduction will be allowed for the amount previously included in such participant’s income.  Filing a Section 83(b) election shall be in the sole discretion of the award recipient. None of the Company or any of its affiliates shall have any liability or responsibility relating to or arising out of the filing or not filing of any such election or any defects in its construction.

Requirements Regarding “Deferred Compensation”

Certain of the benefits under the Plan may constitute “deferred compensation” within the meaning of Section 409A of the Code governing “nonqualified deferred compensation plans.” Failure to comply with the requirements of the provisions of Section 409A regarding participant elections and the timing of payment distributions could result in the affected participants being required to recognize ordinary income for federal tax purposes earlier than expected, and to be subject to substantial penalties.  No payment or non-payment of an award of deferred compensation shall be made to any person under the terms of the Plan unless such actions or inactions are permissible under and in accordance with the requirements of Section 409A of the Code.

Other Plan Terms:

The Board of Directors may amend or terminate the Plan and may amend any award granted under the Plan prior to and/or after the effective date of such amendment or termination. However, if required by any law, regulation or stock exchange rule, no such change in the Plan shall be effective without the approval of the Company’s stockholders. In addition, no such change may materially impair an award previously granted, except with the written consent of the recipient of such award.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE BERLINER COMMUNICATIONS, INC. 2009 OMNIBUS EQUITY AND INCENTIVE
COMPENSATION PLAN
23

PROPOSAL 3

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

BDO Seidman, LLP, (“BDO Seidman”) independent registered public accountant, audited the financial statements of the Company for the fiscal year ended June 30, 2009.  The Audit Committee and the Board have also selected BDO Seidman as the Auditors of the Company for the fiscal year ending June 30, 2010.  The ratification of the appointment of BDO Seidman will be determined by the vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting.  If the foregoing appointment of BDO Seidman is not ratified by the Company’s stockholders, the Board will appoint other independent accountants whose appointment for any period subsequent to the 2009 Annual Meeting of Stockholders will be subject to the approval of stockholders at the next annual meeting.  No member of BDO Seidman or any of its associates has any financial interest in the Company or its affiliates.

Representatives of BDO Seidman are expected to attend the Annual Meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to answer appropriate questions.

AUDIT FEES

Fiscal Year 2009.  The aggregate fees billed for professional services rendered by BDO Seidman for the audit of the Company’s annual financial statements for the fiscal year ended June 30, 2009, together with its review of the financial statements included in the Company’s quarterly reports on Form 10-Q and other SEC filings, and tax fees, amounted to approximately $223,195.

Fiscal Year 2008.  The aggregate fees billed for professional services rendered by BDO Seidman for the audit of the Company’s annual financial statements for the fiscal year ended June 30, 2008, together with its review of the financial statements included in the Company’s quarterly reports on Form 10-Q, amounted to approximately $229,380.

All services to be performed for us by independent public accountants must be pre-approved by the Audit Committee, which has chosen not to adopt any pre-approval policies for enumerated services and situations, but instead has retained the sole authority for such approvals.

	2009	2008
Audit Fees	$167,000	$217,000

Audit Related Fees	$45,250	$12,380

Tax Fees	$10,945	$—

Other Fees	$—	$—
	$223,195	$229,380

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION
OF THE APPOINTMENT OF BDO SEIDMAN, LLP
AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANT OF THE COMPANY.
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OTHER MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING

The Company knows of no other matters to be presented at the Annual Meeting.  Should any other matter requiring a vote of the stockholders arise at the Annual Meeting, the persons named in the proxies will vote them in accordance with their best judgment.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Stockholders are entitled to present proposals for action at the next Annual Meeting if they comply with the requirements of the proxy rules established by the Commission and the terms of the Company’s bylaws.  Proposals that are intended to be presented by stockholders at the 2010 Annual Meeting must be received by the Company at 18-01 Pollitt Drive, Fair Lawn, New Jersey 07410, by June 30, 2010, in order for them to be considered for inclusion in the Proxy Statement for the 2010 Annual Meeting.  In the case of other stockholder proposals not submitted in time to be included in the Company’s proxy materials, the Company may generally exercise discretionary voting authority as conferred by proxies at the 2010 Annual Meeting.

A stockholder may recommend a nominee to become a director of the Company by giving the secretary (at the address set forth above) a written notice setting forth certain information, including:

•	the name, age, business and residence address of the person intended to be nominated;

•
a representation that the nominating stockholder is in fact a holder of record of the Company’s Common Stock entitled to vote at the meeting and that he or she intends to be present at the meeting to nominate the person specified;

•	a description of all arrangements between the nominating stockholder, the nominee and other persons concerning the nomination;

•	any other information about the nominee that must be disclosed in the proxy solicitations under Rule 14(a) of the Securities Exchange Act of 1934; and

•	the nominee’s written consent to serve, if elected.

Such nominations must be made pursuant to the same advance notice requirements for stockholder proposals set forth in the preceding paragraph.  Copies of the Company’s bylaws are available upon written request made to the secretary of the Company at the above address.  The requirements described above do not supersede the requirements or conditions established by the Securities and Exchange Commission for stockholder proposals to be included in out proxy materials for a meeting of stockholders.  The Chairman of the meeting may refuse to bring before a meeting any business not brought in compliance with applicable law and the Company’s bylaws.

COMMUNICATIONS WITH DIRECTORS

The Company’s stockholders may communicate directly with members of its Board of Directors.  For direct communication with any member of the Board, please send your communication in a sealed envelope addressed to the applicable director inside of another envelope addressed to Mr. Nicholas Day, General Counsel & Secretary, Berliner Communications, Inc., 18-01 Pollitt Dr., Fair Lawn, New Jersey 07410.  Mr. Day will forward such communication to the indicated director.

25

PROXY     Berliner Communications, Inc.     PROXY

Annual Meeting of Stockholders, December 14, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having received the Notice of Annual Meeting, Proxy Statement and Annual Report of Berliner Communications, Inc., hereby appoints Rich B. Berliner and Nicholas Day, or either one of them acting singly, with full power of substitution in each of them, the proxy or proxies of the undersigned to attend the Annual Meeting of Stockholders of Berliner Communications, Inc. to be held on December 14, 2009, and any postponement or adjournment thereof, and to vote all shares of Berliner Communications, Inc. common stock that the undersigned would be entitled to vote if personally present in the manner indicated below and on the reverse side, and on any other matters properly brought before the meeting or any postponement or adjournment thereof.

Please mark your choice like this [X] in blue or black ink. The Board of Directors recommends that you vote For all nominees and For proposals 2 and 3.

1.	Election of the following nominees as directors: Peter J. Mixter and Mehran Nazari.

For all nominees	☐	Withhold for all nominees	☐

Withhold for the following only (write the names of the nominee(s) in the space below):

___________________________________________________________________________

2.	Approval of the 2009 Berliner Omnibus Equity and Incentive Compensation Plan.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Ratification of the selection of BDO Seidman, LLP as Independent Registered Public Accountant.

FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any postponement or adjournment thereof.

(Signature should be exactly as name or names shown on this proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. If stockholder is a corporation, the signature should be that of an authorized officer, who should indicate his or her title.)

Date:_______________________, 2009

Signature(s):________________________	Print Name(s):_______________________

__________________________________	____________________________________

I plan to attend the meeting:
Yes ☐  No ☐

This proxy will be voted FOR all nominees and FOR approval of Proposals 2 and 3 unless otherwise indicated, and in the discretion of the proxies on all matters properly brought before the meeting.

26

Appendix A
2009 Omnibus Equity and Incentive Compensation Plan

27

BERLINER COMMUNICATIONS, INC.
2009 OMNIBUS EQUITY AND
INCENTIVE COMPENSATION PLAN

Effective Date: September 24, 2009

TABLE OF CONTENTS

1.	PURPOSE OF PLAN	1
2.	EFFECTIVE DATE AND TERM OF PLAN	1
2.1.	TERM OF PLAN.	1
2.2.	EFFECT ON AWARDS.	1
2.3.	STOCKHOLDER APPROVAL.	1
3.	SHARES SUBJECT TO PLAN	1
3.1.	RESERVED NUMBER OF SHARES.	1
3.2.	SOURCE OF SHARES.	2
3.3.	AVAILABILITY OF UNUSED SHARES.	2
3.4.	ADJUSTMENT PROVISIONS.	2
3.5.	SUBSTITUTE AWARDS.	3
4.	ADMINISTRATION OF PLAN	3
4.1.	ADMINISTERING BODY.	3
4.2.	AUTHORITY OF ADMINISTERING BODY.	4
4.3.	ELIGIBILITY.	5
4.4.	NO LIABILITY.	5
4.5.	AMENDMENTS.	5
4.6.	OTHER COMPENSATION PLANS.	6
4.7.	PLAN BINDING ON SUCCESSORS.	6
4.8.	REFERENCES TO SUCCESSOR STATUTES, REGULATIONS AND RULES.	6
4.9.	ISSUANCES FOR COMPENSATION PURPOSES ONLY.	6
4.10. INVALID PROVISIONS.		6
4.11. GOVERNING LAW.		6
5.	GENERAL AWARD PROVISIONS	6
5.1.	PARTICIPATION IN THIS PLAN.	6
5.2.	AWARD AGREEMENTS.	7
5.3.	EXERCISE OF AWARDS.	8
5.4.	PAYMENT FOR AWARDS.	8
5.5.	NO EMPLOYMENT OR OTHER CONTINUING RIGHTS.	9
5.6.	RESTRICTIONS UNDER APPLICABLE LAWS AND REGULATIONS.	9
5.7.	ADDITIONAL CONDITIONS.	10
5.8.	NO PRIVILEGES OF STOCK OWNERSHIP.	11
5.9.	TRANSFERABILITY OF AWARDS.	11
5.10. INFORMATION TO RECIPIENTS.		12
5.11. WITHHOLDING TAXES.		13
5.12. LEGENDS ON COMMON STOCK CERTIFICATES.		13
5.13. EFFECT OF TERMINATION OF EMPLOYMENT ON AWARDS - EMPLOYEES ONLY.		13
5.14. EFFECT OF TERMINATION OF ENGAGEMENT ON AWARDS - NON-EMPLOYEES ONLY.		15
5.15. TRANSFER; LEAVE OF ABSENCE.		15
5.16. LIMITS ON AWARDS TO CERTAIN ELIGIBLE PERSONS.		16
5.17. PERFORMANCE-BASED COMPENSATION.		17
6.	STOCK OPTIONS	18
6.1.	NATURE OF STOCK OPTIONS.	18
6.2.	OPTION EXERCISE PRICE.	18

ii

6.3.	OPTION PERIOD AND VESTING.	18
6.4.	SPECIAL PROVISIONS REGARDING INCENTIVE STOCK OPTIONS.	19
6.5.	RELOAD OPTIONS.	19
6.6.	RESTRICTIONS.	19
7.	RESTRICTED STOCK AWARDS	20
7.1.	NATURE OF RESTRICTED STOCK AWARDS.	20
7.2.	RIGHTS AS STOCKHOLDERS.	20
7.3.	RESTRICTION.	20
7.4.	FORFEITURE OR REPURCHASE OF RESTRICTED STOCK.	21
7.5.	CERTIFICATES, ESCROWS.	21
7.6.	VESTING OF RESTRICTED STOCK.	21
7.7.	WAIVER, DEFERRAL, AND REINVESTMENT OF DIVIDENDS.	22
7.8.	SECTION 83(b) ELECTION.	22
8.	UNRESTRICTED STOCK AWARDS	22
8.1.	GRANT OR SALE OF UNRESTRICTED STOCK.	22
9.	PERFORMANCE STOCK AWARDS	23
9.1.	NATURE OF PERFORMANCE STOCK AWARDS.	23
9.2.	RIGHTS AS A STOCKHOLDER.	23
10.	DIVIDEND EQUIVALENT RIGHTS; INTEREST EQUIVALENTS	23
10.1. DIVIDEND EQUIVALENT RIGHTS.		23
10.2. INTEREST EQUIVALENTS.		24
11.	STOCK APPRECIATION RIGHTS AND PHANTOM SHARE GRANTS.	24
11.1. GRANT OF STOCK APPRECIATION RIGHTS.		24
11.2. COUPLED STOCK APPRECIATION RIGHTS.		24
11.3. INDEPENDENT STOCK APPRECIATION RIGHTS.		24
11.4. PAYMENT AND LIMITATIONS ON EXERCISE.		25
11.5. PHANTOM SHARE GRANTS.		25
12.	REORGANIZATIONS	25
12.1. CORPORATE TRANSACTIONS NOT INVOLVING A CHANGE IN CONTROL.		25
12.2. CORPORATE TRANSACTIONS INVOLVING A CHANGE IN CONTROL.		26
13.	DEFINITIONS	26

iii

BERLINER COMMUNICATIONS, INC.
2009 OMNIBUS EQUITY AND
INCENTIVE COMPENSATION PLAN

1.            PURPOSE OF PLAN

Berliner Communications, Inc. (the “Company”) has adopted this amended and restated omnibus equity and incentive compensation plan (“Plan”) to promote the interests of the Company, its Affiliated Entities and their respective stockholders by using investment interests in the Company to attract, retain and motivate management and other persons, including officers, directors, employees and certain consultants of the Company and the Affiliated Entities to encourage and reward such persons' contributions to the performance of the Company and to align their interests with the interests of the Company's stockholders. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in Article 13.

2.   EFFECTIVE DATE AND TERM OF PLAN

2.1.           TERM OF PLAN. This Plan became effective as of the Effective Date and shall continue in effect until the Expiration Date, at which time this Plan shall automatically terminate.

2.2.           EFFECT ON AWARDS. Awards may be granted during the Plan Term, but no Awards may be granted after the Plan Term. Notwithstanding the foregoing, each Award properly granted under this Plan during the Plan Term shall remain in effect after termination of this Plan until such Award has been exercised, terminated or expired, as applicable, in accordance with its terms and the terms of this Plan.  The terms and conditions of all Awards issued under this Plan are subject at all times to the terms and conditions of the underlying Award Agreement as issued to the Participant, and the applicable terms of the Plan.

2.3.           STOCKHOLDER APPROVAL. This Plan shall be approved by the Company's stockholders within twelve (12) months after the Effective Date.  The effectiveness of any Awards granted prior to such stockholder approval shall be specifically subject to, and conditioned upon, such stockholder approval.

3.           SHARES SUBJECT TO PLAN

3.1.           RESERVED NUMBER OF SHARES. The maximum number of shares of Common Stock that may be delivered pursuant to Options or other Awards granted under this Plan as of or prior to any date during the term of this Plan shall be equal to ten percent (10%) of the issued and outstanding shares of Common Stock as that number is determined by the Company to calculate fully diluted earnings per share for the Company’s fiscal year immediately preceding such date; provided, however, that the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options granted under this Plan shall be two million (2,000,000), subject in any case to adjustment as set forth in Section 3.4.

3.2.           SOURCE OF SHARES.  The Common Stock to be issued under this Plan will be made available, at the discretion of the Board, either from authorized but unissued shares of Common Stock, or shares of Common Stock reacquired by the Company, including without limitation, shares purchased on the open market, or both. For purposes of determining the number of shares of Common Stock available under this Plan, shares of Common Stock withheld by the Company to satisfy applicable tax withholding obligations pursuant to this issuance of Awards under this Plan shall be deemed issued under this Plan.

3.3.           AVAILABILITY OF UNUSED SHARES.  Shares of Common Stock subject to and/or underlying any unexercised, unearned or yet-to-be acquired portions of any Award granted under this Plan that expire, terminate or are canceled, and shares of Common Stock issued pursuant to Awards under this Plan that are reacquired by the Company pursuant to the terms under which such shares were issued, will again become available for the grant of further Awards under this Plan. Notwithstanding the provisions of this Section 3.3, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the IRC.

3.4.           ADJUSTMENT PROVISIONS.

(a)           If (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of Common Stock (or any stock or securities received with respect to such Common Stock), through merger, consolidation, sale or exchange of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares of Common Stock (or any stock or securities received with respect to such Common Stock), or (ii) the value of the outstanding shares of Common Stock is reduced by reason of an extraordinary dividend payable in cash or property, an appropriate and proportionate adjustment may be made by the Administering Body, in its sole and final discretion, in (1) the maximum number and kind of shares or securities available for issuance under this Plan, (2) the number and kind of shares or other securities that can be granted to any one individual Recipient under his or her Awards, (3) the number and kind of shares or other securities subject to then outstanding Awards under this Plan, and/or (4) the price for each share or other unit of any other securities subject to then outstanding Awards under this Plan.

(b)           No fractional interests will be issued under this Plan resulting from any adjustments to the number of outstanding shares of Common Stock, but the Administering Body, in its sole discretion, may make a cash payment in lieu of any fractional shares of Common Stock issuable as a result thereof.

(c)           Any adjustments pursuant to this Section 3.4 shall be made by the Administering Body, in its discretion, to preserve the benefits or potential benefits intended to be made available under this Plan or with respect to any outstanding Awards or otherwise necessary to reflect any capital change or other event described in Section 3.4(a), whose determination in that respect shall be final, binding and conclusive.

(d)           The grant of Awards pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

(e)           No adjustment to the terms of an Incentive Stock Option shall be made if such adjustment would cause such Incentive Stock Option to lose its status as an incentive stock option under the provisions of the IRC, unless the Administering Body determines otherwise.

3.5.           SUBSTITUTE AWARDS.  The Administering Body may grant Awards under this Plan in substitution for stock and stock based awards held by employees of another corporation who become employees of the Company or an Affiliated Entity as a result of a merger or consolidation of the employing corporation with the Company or an Affiliated Entity or the acquisition by the Company or an Affiliated Entity of property or stock of the employing corporation. The Administering Body may direct that the substitute Awards be granted on such terms and conditions as the Administering Body considers appropriate in the circumstances.

4.           ADMINISTRATION OF PLAN

4.1.           ADMINISTERING BODY.

(a)           This Plan shall be administered by the Board; provided, however, that if the Board appoints a Stock Plan Committee pursuant to Section 4.1(b), this Plan shall be administered by the Stock Plan Committee, subject to the right of the Board to exercise, at any time and from time to time, any and all of the duties and responsibilities of the Stock Plan Committee as the Administering Body, including, but not limited to, establishing procedures to be followed by the Stock Plan Committee; provided further, however, that the Board shall not exercise any authority regarding matters which under applicable law, rule or regulation, including, without limitation, any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3) or IRC Section 162(m), are required to be determined in the sole discretion of the Stock Plan Committee. The Stock Plan Committee may be (but is not required to be), in the discretion of the Board, the same as the compensation committee of the Board, if such committee has been appointed.

(i)           The Board in its sole discretion may from time to time appoint a Stock Plan Committee of not less than two (2) Board members to administer this Plan. The Board may from time to time increase or decrease (but not below two (2)) the number of members of the Stock Plan Committee, remove from membership on the Stock Plan Committee all or any portion of its members, and/or appoint such person or persons as it desires to fill any vacancy existing on the Stock Plan Committee, whether caused by removal, resignation or otherwise. The Board may disband the Stock Plan Committee at any time and thereby revest in the Board the administration of this Plan.

(ii)           The Stock Plan Committee shall report to the Board as soon as administratively practicable: (i) the names of all Eligible Persons granted Awards, the precise type of Award granted, the total number of shares of Common Stock issuable pursuant to such Award, if any, and the terms and conditions of each such Award.

4.2.           AUTHORITY OF ADMINISTERING BODY.

(a)           Subject to the express provisions of this Plan, the Administering Body shall have the power to interpret and construe this Plan and any agreements or other documents defining the rights and obligations of the Company or any Affiliated Entity and such Eligible Persons who have been granted Awards hereunder and thereunder, to determine all questions arising hereunder and thereunder, to adopt and amend such rules and regulations for the administration hereof and thereof as it may deem desirable, to correct any errors, supply any omissions and reconcile any inconsistencies in this Plan and/or any Award Agreement or any other instrument relating to any Award, and to otherwise carry out the terms of this Plan and such agreements and other documents. Such interpretations and constructions by the Administering Body of any provisions of this Plan or of any Award, as well as any other decisions, actions or inactions of the Administering Body relating to this Plan or any Award or Award Agreement, shall be within the absolute discretion of the Administering Body (subject only to the express terms of this Plan and the Award Agreement and all applicable laws, regulations and rules) and shall be final, conclusive and binding upon all persons.

(b)           Subject to the express provisions of this Plan, the Administering Body may from time to time, in its discretion, select the Eligible Persons to whom, and the time or times at which, Awards may be granted; the nature of each Award; the number of shares of Common Stock that comprise or underlie each Award; the period for the purchase or exercise of each Award, as applicable and such other terms and conditions applicable to each individual Award as the Administering Body shall determine. Subject to Section 5.16(a), the Administering Body may grant, at any time, new Awards to an Eligible Person who has previously received Awards whether such prior Awards are still outstanding, have previously been canceled, disposed of or exercised as a whole or in part, as applicable, or are canceled in connection with the issuance of new Awards. The Administering Body may grant Awards singly, in combination or in tandem with other Awards, as it determines in its discretion subject to Section 5.16(a), any and ail terms and conditions of the Awards, including, without limitation, the purchase or exercise price, may be established by the Administering Body without regard to existing Awards.

(c)           Any action of the Administering Body with respect to the administration of this Plan shall be taken pursuant to a majority vote of the authorized number of members of the Administering Body or by the unanimous written consent of its members; provided, however, that (i) if the Administering Body is the Stock Plan Committee and consists of two (2) members, then actions of the Administering Body must be unanimous and (ii) if the Administering Body is the Board, actions taken at a meeting of the Board shall be valid if approved by directors constituting a majority of the required quorum for such meeting.

(d)           Except to the extent prohibited by applicable law, including, without limitation, the requirements applicable under IRC Section 162(m) to any Award intended to be "qualified performance-based compensation," or the requirements for any Award granted to an officer of the Company or a Director to be covered by any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3), or the rules of a stock exchange or automated quotation system then listing shares of Common Stock, the Administering Body may, in its discretion, allocate all or any portion of its responsibilities and powers under this Plan to any one or more of its members and/or delegate all or any part of its responsibilities and powers under this Plan to any person or persons selected by it; provided, however, that the Administering Body may not delegate its authority to correct errors, omissions or inconsistencies in this Plan. Any such authority delegated or allocated by the Administering Body under this paragraph (d) of Section 4.2 shall be exercised in accordance with the terms and conditions of this Plan and any rules, regulations or administrative guidelines that may from time to time be established by the Administering Body, and any such allocation or delegation may be revoked by the Administering Body at any time.

4.3.           ELIGIBILITY. Only Eligible Persons shall be eligible to receive Awards under this Plan.

4.4.           NO LIABILITY.  No member of the Board or the Stock Plan Committee or any designee thereof will be liable for any action or inaction with respect to this Plan or any Award or any transaction arising under this Plan or any Award, except in circumstances constituting bad faith of such member.

4.5.           AMENDMENTS.

(a)           The Administering Body may, insofar as permitted by applicable law, rule or regulation, from time to-time suspend or discontinue this Plan or revise or amend it in any respect whatsoever, and this Plan as so revised or amended will govern all Awards hereunder, including those granted before such revision or amendment; provided, however, that, except as otherwise provided by this Plan, no such revision or amendment shall materially impair or diminish any rights or obligations under any Award previously granted under this Plan, without the written consent of the Recipient. Without limiting the generality of the foregoing, the Administering Body is authorized to amend this Plan to comply with or take advantage of amendments to applicable laws, rules, regulations, including amendments to the Securities Act, Exchange Act or the IRC or any rules or regulations promulgated thereunder. No such revision or amendment of this Plan shall be made without first obtaining approval of the stockholders of the Company to the extent such approval is required by applicable law, rule or regulation, including, without limitation, the requirements of any stock exchange or automated quotation system then listing the shares of Common Stock or any applicable requirements relating to Incentive Stock Options or for exemption from IRC Section 162(m) or the then-applicable requirements of Rule 16b-3.

(b)           The Administering Body may amend the terms and conditions of an Award previously granted under this Plan, including any Award Agreement, retroactively or prospectively, but no such amendment shall materially impair or diminish any rights or obligations of a Recipient under such Award without such Recipient's written consent. Without limiting the generality of the foregoing, the Administering Body may, in its discretion, at any time and from time to time after the grant of any Award (i) accelerate or extend the vesting or exercise period, or lapse of restrictions, applicable to any Award as a whole or in part, (ii) adjust or reduce the purchase or exercise price, as applicable, of Awards held by such Recipient by cancellation of such Awards and granting of Awards at lower purchase or exercise prices or by modification, extension or renewal of such Awards and (iii) reduce or otherwise modify the performance goals applicable to any Award. Notwithstanding any other provision of this Plan to the contrary, no amendment or modification of this Plan or any outstanding Award shall cause any outstanding Award granted with the intention that it qualify as Performance-Based compensation to fail to continue to so qualify. In the case of Incentive Stock Options, Recipients acknowledge that extensions of the exercise period may result in the loss of the favorable tax treatment afforded incentive stock options under Section 422 of the IRC.

4.6.           OTHER COMPENSATION PLANS.  The adoption of this Plan shall not affect any other stock option, securities purchase, incentive or other compensation plans in effect for the Company or any Affiliated Entity, and this Plan shall not preclude the Company or an Affiliated Entity from establishing any other forms of incentive or other compensation for Employees, Directors, Consultants or others, whether or not approved by the stockholders of the Company.

4.7.           PLAN BINDING ON SUCCESSORS. This Plan shall be binding upon the successors and assigns of the Company.

4.8.           REFERENCES TO SUCCESSOR STATUTES, REGULATIONS AND RULES. Any reference in this Plan to a particular statute, regulation or rule shall also refer to any successor provision of such statute, regulation or rule.

4.9.           ISSUANCES FOR COMPENSATION PURPOSES ONLY. This Plan constitutes an "employee benefit plan" as defined in Rule 405 promulgated under the Securities Act. Awards to eligible Employees or Directors shall be granted for any lawful consideration, including compensation for services rendered, promissory notes or otherwise. Awards to eligible Consultants shall be granted only in exchange for bona fide services rendered by such Consultants and such services must not be in connection with the offer and sale of securities in a capital-raising transaction.

4.10.         INVALID PROVISIONS. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect co the same extent as though the invalid and unenforceable provision were not contained herein.

4.11.         GOVERNING LAW. This plan and each Award Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.  Each Award issued under the terms of this Plan is intended to comply with and satisfy the applicable requirements, if any, of the IRC.

5.           GENERAL AWARD PROVISIONS

5.1.           PARTICIPATION IN THIS PLAN.

(a)           A person shall be eligible to receive Award grants under this Plan if, at the time of the grant of such Award, such person is an Eligible Person.

(b)           Notwithstanding any provision of this Plan to the contrary, an Award of Incentive Stock Options may be granted only to Eligible Persons who, as of the date of granting of such Incentive Stock Options, are Employees of the Company or a Parent Corporation or a Subsidiary Corporation, and who otherwise meet the employment requirements of Section 422 of the IRC, or any similar statute governing the eligibility for the issuance of Incentive Stock Options.  In the event that an Incentive Stock Option is issued to an Eligible Person who the Administering Body believes in good faith is an Employee of the Company or any Affiliated Entity, and which individual is subsequently determined by any governmental entity to be other that an Employee, any Incentive Stock Options issued to such individual shall,  at the election of the Administering Body,  be immediately and permanently terminated, or converted to Non Qualified Stock Options.

(c)           Notwithstanding anything to the contrary herein, the Administering Body may, in its discretion, in order to fulfill the purposes of this Plan, modify grants of Awards to Recipients who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom.

5.2.           AWARD AGREEMENTS.

(a)           Each Award granted under this Plan shall be evidenced by an agreement duly executed on behalf of the Company and by the Recipient or, in the Administering Body's discretion, a confirming memorandum issued by the Company to the Recipient, setting forth such terms and conditions applicable to such Award as the Administering Body may in its discretion determine. Award Agreements may but need not be identical in substantive terms and conditions, and shall comply with and be subject to the terms and conditions of this Plan, a copy of which shall be provided to each Recipient and incorporated by reference into each Award Agreement. Any Award Agreement may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Administering Body.

(b)           In case of any conflict between this Plan and any Award Agreement, this Plan shall control.

(c)           In case of any conflict between this Plan and any Award Agreement, on the one hand, and any employment agreement (an "Employment Agreement") between a Recipient and either the Company and/or an Affiliated Entity, on the other hand, the terms and conditions of the Employment Agreement shall apply with respect to those items specifically addressed in the Employment Agreement.

(d)           In consideration of the granting of an Award under this Plan, and if requested by the Company, the Recipient shall agree, in the Award Agreement,  to remain in the employ of (or to consult for or to serve as a Director of, as applicable) the Company or any Affiliated Entity for a period of at least one (1) year (or such shorter period as may be fixed in the Award Agreement or by action of the Administering Body following grant of the Award) after the Award is granted (or, in the case of a Director, until the next annual meeting of stockholders of the Company).

5.3.           EXERCISE OF AWARDS. No Award granted hereunder shall be issuable or exercisable except in respect of whole shares of Common Stock, and fractional share interests shall be disregarded. Not less than 100 shares of Common Stock (or such other amount as is set forth in the applicable Award Agreement) may be purchased or issued at one time upon exercise of a Stock Option or under any other Award, and Stock Options and other Awards must be exercised, issued or purchased, as applicable, in multiples of 100 shares unless the number of shares purchased is the total number of shares at the time available under the terms of the Award. An Award shall be deemed to be claimed or exercised when the Secretary or other official of the Company designated by the Administering Body receives appropriate written notice, on such form acceptable to the Administering Body, from the Recipient together with payment of the applicable purchase or exercise price, if any, made in accordance with the Award Agreement and any amounts required under section 5.11 of this Plan. Notwithstanding any other provision of this Plan, the Administering Body may impose, by rule and/or in Award Agreements, such conditions upon the exercise of Awards (including without limitation conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including without limitation Rule 16b-3 and Rule 10b-5 under the Exchange Act, or IRC Section 162(m), or any other applicable law, regulation or rule, including, without limitation, any applicable requirements under the IRC, or the regulations promulgated thereunder.

Notwithstanding the provisions of this Section 5.3, the exercise of any Award of Incentive Stock Options shall be subject to the terms of Section 6.4 of this Plan, including any limitations associated with the amount of the Fair Market Value of Common Stock underlying such Incentive Stock Options which may become exercisable for the first time in any calendar year.

5.4.           PAYMENT FOR AWARDS.

(a)           Awards requiring payment of a purchase or exercise price shall be payable upon the exercise or purchase of such Award by delivery of legal tender of the United States or payment of such other consideration permitted by applicable law as the Administering Body may from time to time deem acceptable in any particular instance, including consideration pursuant to paragraph (b) or (c) of this Section 5.4.

(b)           In the discretion of the Administering Body, and subject to such limitations or conditions as it may prescribe, if permitted by applicable law, (i) payments for purchase or exercise of Awards may be made through the surrender of matured capital stock of the Company (i.e., capital stock owned longer than six (6) months by the person delivering such capital stock (or by such person and his or her spouse jointly)) delivered in transfer to the Company by or on behalf of the Recipient exercising or purchasing the Award and duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange Act if required by the Administering Body (valued at Fair Market Value as of the exercise or purchase date), or such other consideration as the Administering Body may from time to time in the exercise of its discretion deem acceptable in any particular instance; (ii) the Administering-Body may allow the exercise of Stock Options in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise; and (iii) the Administering Body may allow the Company to loan the applicable purchase or exercise price to the Recipient, if the purchase or exercise will be followed by a prompt sale of some or all of the underlying shares and a portion of the sale proceeds is dedicated to full payment of the purchase or exercise price and amounts required pursuant to Section 5.11 of this Plan.  Notwithstanding the provisions of this Section 5.4(c), no payment for the purchase of Common Stock and/or the exercise of any Award may be made through the use of or transfer of any shares of Common Stock if the use or transfer of same would constitute a “disqualifying disposition” as defined in IRC Section 422.

5.5.           NO EMPLOYMENT OR OTHER CONTINUING RIGHTS. Nothing contained in this Plan (or in any Award Agreement or in any other agreement or document related to this Plan or to any Awards granted hereunder) shall confer upon (a) any Eligible Person or Recipient any right to continue in the employ (or other business relationship) of the Company or any Affiliated Entity or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Company or any Affiliated Entity to reduce such person's compensation or other benefits or to terminate the employment or engagement of such Eligible Person or Recipient, with or without cause; or (b) any Recipient any right to exercise or claim his or her Award otherwise than in accordance with the express terms and conditions of his or her Award Agreement and this Plan. Except as expressly provided in this Plan or in any Award Agreement pursuant to this Plan, the Company and any Affiliated Entity shall have the right to deal with each Recipient in the same manner as if this Plan and any such Award Agreement did not exist, including without limitation with respect to all matters related to the hiring, retention, discharge, compensation and conditions of the employment or engagement of the Recipient. Any questions as to whether and when there has been a termination of a Recipient's employment or engagement, the reason (if any) for such termination, and/or the consequences thereof under the terms of this Plan or any statement evidencing the grant of Awards pursuant to this Plan shall be determined by the Administering Body, and the Administering Body's determination thereof shall be final and binding.

5.6.           RESTRICTIONS UNDER APPLICABLE LAWS AND REGULATIONS.

(a)           All Awards granted under this Plan shall be subject to the requirement that, if at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the shares subject to any such Award granted under this Plan upon any securities exchange or under any federal, state or foreign law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Awards or the issuance, if any, or purchase of shares in connection therewith, such Awards may not be granted or exercised as a whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Administering Body. During the term of this Plan, the Company will use reasonable efforts to seek to obtain from the appropriate regulatory agencies any requisite qualifications, consents, approvals or authorizations in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction thereof the qualifications, consents, approvals or authorizations deemed by the Company to be necessary for the lawful issuance and sale of any shares of its Common Stock hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such stock as to which such requisite authorization shall not have been obtained.

(b)           The Company shall be under no obligation to register or qualify the issuance of Awards or underlying shares of Common Stock under the Securities Act or applicable state securities laws. Unless the shares of Common Stock applicable to any such Award have been registered under the Securities Act and qualified or registered under applicable state securities laws, the Company shall be under no obligation to issue any shares of Common Stock covered by any Award unless the Award and underlying shares of Common Stock, as applicable, may be issued pursuant to applicable exemptions from such registration or qualification requirements. In connection with any such exempt issuance, the Administering Body may require the Recipient to provide a written representation and undertaking to the Company, satisfactory in form and scope to the Administering Body and upon which the Company may reasonably rely, that such Recipient is acquiring such shares of Common stock for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares of Common Stock, and that such person will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act and other applicable law, and that if shares of Common Stock are issued under this Plan without such registration, a legend to this effect (together with any other legends deemed appropriate by the Administering Body) may be endorsed upon the certificates evidencing the shares of Common Stock so issued. The Administering Body may also order its transfer agent to stop transfers of such shares. The Administering Body may also require the Recipient to provide the company such information and other documents as the Administering Body may request in order to satisfy the Administering Body as to the investment sophistication and experience of the Recipient and as to any other conditions for compliance with any such exemptions from registration or qualification.

(c)           Notwithstanding any provision of this Plan to the contrary, in the event that the issuance  or exercise of any Award issued hereunder would result in the grant  or recognition of deferred compensation by the Recipient (as the case may be), such Award shall be subject at all times to compliance with the provisions of IRC Section 409A.  In furtherance thereof, the Administering Body shall be authorized to engage in any actions necessary to ensure compliance with the provisions of IRC Section 409A including, but not limited to, amending the terms and conditions of any Award issued to any Eligible Person.

(d)           In accordance with the provisions of Section 5.16 hereof, any Award issued hereunder is intended to satisfy the requirements of IRC Section 162(m), unless the Administering Body determines that the issuance of such an Award is in the best interests of the Company or an Affiliated Entity, notwithstanding the Award’s non-compliance with the applicable provisions of IRC Section 162(m).

5.7.           ADDITIONAL CONDITIONS. Any Award may also be subject to such other provisions (whether or not applicable to any other Award or Eligible Person) as the Administering Body determines appropriate, in accordance with this Plan and the Award Agreement, including, without limitation, (a) provisions to assist the Recipient in financing the purchase of Common Stock issuable as a result of such Award, (b) provisions for the forfeiture of or restrictions on resale or other disposition of shares of Common Stock acquired under any Award, (c) provisions giving the Company the right to repurchase shares of Common Stock acquired under any Award in the event the Recipient elects to dispose of such shares, and (d) provisions to comply with federal, state or foreign securities laws and federal, state or foreign income or employment tax withholding requirements.

5.8.           NO PRIVILEGES OF STOCK OWNERSHIP. Except as otherwise set forth herein, a Recipient shall have no rights as a stockholder with respect to any shares issuable or issued in connection with an Award until the date of the issuance by the Company of such shares of Common Stock to the Recipient upon the exercise of the Option or Stock Appreciation Right, if applicable, in accordance with the Award Agreement and this Plan, and the receipt by the Company of all amounts payable in connection with the purchase or exercise; as applicable, of the Award, the satisfaction or waiver of all applicable performance goals and performance by the Recipient of all conditions and obligations applicable to the Award, in accordance with this Plan and the applicable Award Agreement. Status as an Eligible Person shall not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally. No person shall have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Award granted hereunder. Neither this Plan (nor any documents related hereto) nor any action taken pursuant hereto (or thereto) shall be construed to create a trust of any kind or a fiduciary relationship between the Company and any Person. To the extent that any Person acquires any right with respect to Awards hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

5.9.           TRANSFERABILITY OF AWARDS.

(a)           Except as otherwise provided by this Section 5.9 or by the Administering Body, no Award under this Plan may be sold, pledged, assigned, transferred, encumbered, alienated, hypothecated or otherwise disposed of (whether voluntarily or involuntarily or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy)) in any manner other than by probated will or the laws of descent and distribution or, subject to the consent of the Administering Body, pursuant to a DRO which has been previously qualified by the Administering Body, unless and until such Award has been exercised, if applicable, and the shares of Common Stock underlying such Award have been issued, and all restrictions applicable to such shares have lapsed, and no Award or interest or right therein shall be liable for the debts, contracts, liabilities or contractual obligations of the Recipient thereof. Any attempted disposition of an Award or any interest therein shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

(b)           Except as otherwise provided by the Administering Body, during the lifetime of a Recipient, only he or his court appointed guardian may exercise an Award (or any portion thereof) granted to him under this Plan, unless it has been transferred in accordance with paragraph (c) of this Section 5.9 or, with the consent of the Administering Body, pursuant to a DRO which has been previously qualified by the Administering Body. After the death of a Recipient, any exercisable or vested but unpaid portion of an Award may, prior to the time when such portion becomes unexercisable or is terminated or expires under this Plan or the applicable Award Agreement, be exercised by or paid to the beneficiary most recently named by such Recipient in a written designation thereof filed with the Company, to the extent permitted by the Recipient's Award Agreement, or, in the absence of a validly designated beneficiary, his or her personal representative or by any person empowered to do so under the deceased Recipient's probated will or under the then applicable laws of descent and distribution. In the event any Award is to be exercised by, or paid to, the executors, administrators, heirs or distributees of the estate of a deceased Recipient, or such Recipient's beneficiary, or an incapacitated Recipient's guardian, or the transferee of such Award, in any case pursuant to the terms and conditions of this Plan and the applicable Award Agreement, and in accordance with such terms and conditions as may be specified from time to time by the Administering Body, the Company shall be under no obligation to issue shares of Common Stock or make any payment under such Award unless and until the Administering Body is satisfied that the person or persons exercising or to receive payment under such Award is (or are) the duly appointed legal representative(s) of the deceased Recipient's estate or the proper legatee or distributes thereof.

(c)            Subject to the provisions of applicable law, the Administering Body may, in its discretion, permit the transfer of an Award to, exercise of an Award by, or payment of an Award to, a person other than the Recipient who received the grant of such Award in accordance with the Award Agreement and such terms and conditions as the Administering Body may specify from time to time.

(d)           Notwithstanding the foregoing, no Stock Option owned by a Recipient subject to section 16 of the Exchange Act may be assigned or transferred in any manner inconsistent with Rule 16b-3, and Incentive Stock Options (or other Stock Options subject to transfer restrictions under the  IRC) may not be assigned or transferred if such assignment or transfer would cause such an Incentive Stock Option to fail to qualify under Section 422 of the IRC (or any comparable or successor provision) or the regulations thereunder.

(e)           Notwithstanding any provision of this Section to the contrary, no payment or non-payment of an Award of deferred compensation shall be made to any person under the terms of this Plan unless such actions or inactions, as the case may be, are permissible under and in accordance with the requirements of IRC Section 409A.

5.10.        INFORMATION TO RECIPIENTS.

(a)           The Administering Body in its sole and final discretion shall determine what, if any, financial and other information shall be provided to Recipients and when such financial and other information shall be provided after giving consideration to applicable federal, state and foreign laws, rules and regulations, including without limitation applicable federal, state and foreign securities laws, rules and regulations.

(b)           The furnishing of financial and other information that is confidential to the Company shall be subject to the Recipient's agreement that the Recipient shall maintain the confidentiality of such financial and other information, shall not disclose such information to third parties, and shall not use the information for any purpose other than evaluating an investment in the Company's securities under this Plan. The Administering Body may impose other restrictions on the access to and use of such confidential information and may require a Recipient to acknowledge the Recipient's obligations under this Section 5.10(b) (which acknowledgment shall not be a condition of the Recipient's obligations under this Section 5.10(b)).

5.11.        WITHHOLDING TAXES. Whenever the granting, vesting, exercise or payment of any Award granted under this Plan, or the transfer of any shares issued upon exercise of any Award, gives rise to tax or tax withholding liabilities or obligations, the Administering Body shall have the right, as a condition to the issuance of any shares of Common Stock under, or other payment of, such Award, to require the Recipient to remit to the Company an amount sufficient to satisfy all such federal, state, local and foreign tax requirements, and the Company or any Affiliated Entity shall, to the extent permitted by applicable law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Recipient. The Administering Body may, in the exercise of its discretion, permit a Recipient to satisfy such tax. withholding requirements by (a) delivery to the Company of Common Stock owned by such Recipient (or by such Recipient and his or her spouse jointly) and acquired more than six (6) months prior to such delivery or (b) electing withholding by the Company of a portion of the Common Stock otherwise issuable in connection with such Recipient's Award (provided, however, that the amount of any Common stock so withheld shall not exceed the amount necessary to satisfy required federal, state, local and foreign withholding obligations using the minimum statutory rate), to the extent permitted by applicable law and pursuant to procedures approved by the Administering Body.  The Administering Body shall have the sole and final discretion to determine the amount of federal, state, local and foreign taxes which shall be required to be withheld by the Company as a result of the occurrence of any tax or tax withholding liabilities which may arise as a result of any action reflected herein regarding an Award, and any such determination shall be binding upon the Recipient or any agent thereof.

5.12.        LEGENDS ON COMMON STOCK CERTIFICATES. Each certificate representing shares of Common Stock acquired as a result of any Award granted hereunder shall be endorsed with all legends, if any, required by applicable federal and state securities or other laws or the Administering Body to be placed on the certificate. The determination of which legends, if any, shall be placed upon such certificates shall be made by the Administering Body in its sole discretion and such decision shall be final and binding.

5.13.        EFFECT OF TERMINATION OF EMPLOYMENT ON AWARDS - EMPLOYEES ONLY.

(a)           TERMINATION FOR JUST CAUSE, Subject to Section 5.13(c), and except as otherwise provided in a written agreement (including, without limitation, any Award Agreement) between the Company and/or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of employment of the Recipient, in the event of a Just Cause Dismissal of an Employee Recipient from employment with the Company or any Affiliated Entity, all of the Recipient's unvested Awards shall be terminated and become void, and all of the Recipient's unexercised Awards (whether or not vested) shall be forfeited, expire and become void, as of the date of such Just Cause Dismissal, without the requirement of any further action by or on behalf of the Company.

(b)           TERMINATION OTHER THAN FOR JUST CAUSE DISMISSAL. Subject to Section 5.13(c), and except as otherwise provided in a written agreement (including, without limitation, any Award Agreement) between the Company and/or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of employment, in the event of an Employee Recipient's termination of employment with the Company or any Affiliated Entity for:

(i)           any reason other than for Just Cause Dismissal, death, Permanent Disability or Retirement, the Recipient's unvested and/or unexercised Awards, whether or not vested, shall expire and become void as of the earlier of (A) the date such Awards would have expired in accordance with their terms had the Recipient remained employed and (B) three (3) months after the date of such employment termination; or

(ii)           death, Permanent Disability or Retirement, the Recipient's unvested and/or unexercised, whether or not vested, Awards shall expire and become void as of the earlier of (A) the date such Awards would have expired in accordance with their terms had the Recipient remained employed and (B) one (1) year after the date of such termination; provided, however, that the one-year period provided in (B) shall be reduced to a period of three (3) months from the employment termination date for Incentive Stock Options.

(c)           ALTERATION OF VESTING AND EXERCISE PERIODS. Notwithstanding anything to the contrary in Section 5.13(a) or Section 5.13(b), the Administering Body may in its discretion designate shorter or longer periods to claim or otherwise exercise Awards following a Recipient's termination of employment with the Company or any Affiliated Entity; provided, however, that any shorter periods determined by the Administering Body shall be effective only if such exercise periods meet all requirements of applicable law (including the applicable provisions of the IRC) and further provided that such exercise periods are provided for in the Award Agreement that evidences the Recipient's Award or if such shorter period is agreed to in writing between the Recipient and the Company. Notwithstanding anything to the contrary herein, Awards shall be claimed, paid or exercisable by a Recipient following such Recipient's termination of employment with the Company or any Affiliated Entity only to the extent that installments thereof had become exercisable or vested (i.e., in the case of any Restricted Stock Awards, to the extent restrictions described in Article 7 applicable to such Awards have lapsed) on or prior to the date of such termination; and provided further that the Administering Body may, in its discretion, elect to accelerate the vesting or exercisability of, or lapse of restrictions applicable to, all or any portion of any Awards that had not become vested or exercisable on or prior to the date of such termination, in the event of a termination of employment due to the Recipient's death or Permanent Disability, or, except with respect to any Award intended to qualify as Performance-Based Compensation, in the event of Retirement or otherwise. Furthermore, at any time prior to a Recipient's termination of employment with the Company or any Affiliated Entity, the Administering Body may, in its discretion, accelerate the vesting or exercisability, or waive or, subject to the other provisions of this Plan, amend any and all of the goals, restrictions or conditions imposed under any Award; provided, however, no such acceleration, waiver or amendment shall cause any Award otherwise intended to qualify as Performance-Based Compensation to fail to so qualify. Notwithstanding the immediately preceding provisions of this Section, no acceleration of vesting or exercisability, or lapse of restrictions under any Award, shall be permissible unless the proposed action is in accordance with applicable law, including but not limited to the applicable provisions of the IRC, such that any such action shall not result adverse tax consequences to the Recipient (or the Recipient’s estate or agent, as the case may be) or the Company or any Affiliated Entity.

5.14.        EFFECT OF TERMINATION OF ENGAGEMENT ON AWARDS - NON-EMPLOYEES ONLY.

(a)           TERMINATION OF ENGAGEMENT. Subject to Section 5.14(b), and except as otherwise provided in a written agreement between the Company and/or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of engagement of the Recipient, in the event of the termination of any non-Employee Recipient's engagement with the Company or any Affiliated Entity (including any such Recipient who is a Director, but not also an Employee, or a Consultant), all of the Recipient's unvested Awards shall be terminated and become void, and all of the Recipient's unexercised Awards (whether or not vested) shall be forfeited, expire and become void as of the earlier of (i) the date such Awards would expire in accordance with their terms had the Recipient remained engaged by the Company or such Affiliated Entity and (ii)(A) three (3) months after such termination as a result of death or Permanent Disability and (B) thirty (30) days after such termination for any other reason.

(b)           ALTERNATION OF VESTING AND EXERCISE PERIODS. Notwithstanding anything to the contrary in Section 5.14(a), the Administering Body may, in its discretion, designate shorter or longer periods to claim or otherwise exercise Awards following a non-Employee Recipient's termination of engagement with the Company or any Affiliated Entity; provided, however, that any shorter periods determined by the Administering Body shall be effective only if provided for in the Award Agreement that evidences the Recipient's Award or if such shorter period is agreed to in writing by the Recipient. Notwithstanding anything to the contrary herein, Awards shall be claimed, paid or exercisable by a Recipient following such Recipient's termination of engagement with the Company or any Affiliated Entity only to the extent that the installments thereof had become exercisable or vested (i.e., in the case of any Restricted Stock Awards, to the extent restrictions described in Article 7 applicable to such Awards have lapsed) on or prior to the date of such termination; and provided further that the Administering Body may, in its discretion, elect to accelerate the vesting or exercisability of, or lapse of restrictions applicable to, all or any portion of any Awards that had not become vested or exercisable on or prior to the date of such termination. Furthermore, at any time prior to a Recipient's termination of engagement with the Company or any Affiliated Entity, the Administering Body may, in its discretion, accelerate the vesting or exercisability, or waive or, subject to the other provisions of this Plan, amend any and all of the goals, restrictions or conditions imposed under any Award. Notwithstanding the immediately preceding sentence, no acceleration of vesting or exercisability, or lapse of restrictions under any Award, shall be permissible unless the proposed action is in accordance with applicable law, including but not limited to the applicable provisions of the IRC, such that any such action shall not result adverse tax consequences to the Recipient (or the Recipient’s estate or agent, as the case may be) or the Company or any Affiliated Entity.

5.15.        TRANSFER; LEAVE OF ABSENCE.  For purposes of this Plan, the transfer by a Recipient to the employment or engagement of (i) the Company from an Affiliated Entity, (ii) from the Company to an Affiliated Entity or (iii) from one Affiliated Entity to another Affiliated Entity (including, with respect to Consultants, the assignment between the Company and an Affiliated Entity or between two Affiliated Entities, as applicable, of an agreement pursuant to which such services are rendered) or, with respect solely to Employees, an approved leave of absence for military service, sickness, or for any other purpose approved by the Company, shall not be deemed a termination of employment or engagement of such Recipient, as the case may be; provided, however, that a change in status of a Recipient from an Employee to a Consultant, or to a Director who is not an Employee, shall be considered a termination of such Recipient's employment with the Company or an Affiliated Entity for purposes of this Plan and such Recipient's Awards, except to the extent that the Administering Body determines, in its discretion, otherwise with respect to any Award that is not an Incentive Stock Option. In no event, however, shall an Award be exercisable after the date such Award would expire in accordance with its terms had the Recipient remained continuously employed or engaged in the service of the Company or an Affiliated Entity. Whether a Recipient's employment or service with the Company or any Affiliated Entity has terminated, and, if so, whether such termination constituted Just Cause Dismissal, shall be determined by the Administering Body, in its good faith discretion, in accordance with this Plan, and any such determination shall be final, binding and conclusive upon all persons.

5.16.        LIMITS ON AWARDS TO CERTAIN ELIGIBLE PERSONS.

(a)           LIMITATIONS APPLICABLE TO IRC SECTION 162(M) RECIPIENTS. Notwithstanding any other provision of this Plan, in order for the compensation attributable to Awards hereunder to qualify as Performance-Based Compensation, no one Eligible Person shall be granted any one or more Awards with respect to more than Five Hundred Thousand (500,000) shares of Common Stock in any one calendar year. The limitation set forth in this Section 5.16(a) shall be subject to adjustment as provided in Section 3.4 and under Article 12, but only to the extent such adjustment would not affect the status of compensation attributable to Awards hereunder as Performance-Based Compensation. To the extent required by Section 162(m) of the IRC, shares of Common Stock subject to Awards which are canceled shall continue to be counted against such limitation and if, after the grant of an Award, the price of shares subject to such Award is reduced and the transaction is treated as a cancellation of the Award and a grant of a new Award, both the Award deemed to be canceled and the Award deemed to be granted shall be counted against such limitation.

Further, and notwithstanding any provisions of this Plan to the contrary, no Award shall be issued to any Eligible Person who is properly characterized as a “Covered Employee” under the provisions of IRC Section 162(m)(3) if the issuance of such Award would result in the loss of a federal income tax deduction by the Company for any portion (or all) of the employee remuneration associated with such Award as determined in accordance with the provisions of IRC Section 162(m); provided, however, that Administering Body may, in its sole and final discretion, authorize the issuance of any such Award to any Eligible Person notwithstanding the fact that some portion (or all) of the remuneration associated with such Award would be non-deductible (for federal income tax purposes) by the Company or an Affiliated Entity if the Administering Body determines that the issuance of said Award is in the best interests of the Company or Affiliated Entity, as the case may be, notwithstanding the loss of any federal income tax deduction associated therewith.

(b)           LIMITATIONS APPLICABLE TO SECTION 16 PERSONS. Notwithstanding any other provision of this Plan, this Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under section 16 of the Exchange Act (including Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

(c)           LIMITATIONS APPLICABLE TO SPECIFIED EMPLOYEES UNDER IRC SECTION 409A.  Notwithstanding any provisions of this Plan to the contrary, in the event a “Specified Employee” is entitled to a distribution of any remuneration amounts associated with an Award issued under this Plan as result of the termination of the Participant’s employment, which amounts are subject to the provisions of IRC Section 409A, the initial payment of such amount(s) to the Specified Employee shall not be made by the Company or any Affiliated Entity before the earlier of: (i) the date which is six (6) months from the effective date of the Specified Employee’s employment termination date; and (ii) said Specified Employee’s date of death.  Thereafter, the timing of the payment of said amounts to such Specified Employee shall be otherwise governed by the provisions of this Plan.  For purposes of this Plan, “Specified Employee” shall  have the meaning in IRC Section 409A(a)(2)(b)(i),  which presently includes  an employee who, at any time during the specified Plan year, is: (i) an officer of the Company or an Affiliated Entity having an annual compensation greater than $130,000; (ii) a five percent (5%) owner of the Company or an Affiliated Entity; or (iii) a one percent (1%) owner of the Company or an Affiliated Entity having an annual compensation of more than $150,000. In determining whether an employee is a Specified Employee, the provisions of this Section shall be determined in accordance with the provisions of IRC Section 416(i) (with the exception of subsection (5) thereof) and the guidance promulgated thereunder.  Notwithstanding any provision of this Plan to the contrary, no employee shall be classified as a Specified Employee unless the Common Stock of the Company or Affiliated Entity is then traded on an established securities market or otherwise, in accordance with the provisions of IRC Section 409A(a)(2)(B)(i).

5.17.        PERFORMANCE-BASED COMPENSATION. If the amount of compensation an Eligible Person may receive under any Award is not based solely on an increase in the value of Common Stock after the date of grant, the Administering Body, in order to qualify such Awards as Performance-Based Compensation for purposes of IRC 162(m), may condition the payment, granting, vesting or exercisability or purchase price of such Awards on the attainment of one or more pre-established, objective performance goals that are determined over a measurement period or periods established by the Administering Body and relate to one or more Performance Criteria. The Administering Body shall establish and administer any such performance goals. Payment of compensation in respect of any such Award shall not be made unless and until the Administering Body certifies in writing that the applicable performance goals and any other material terms of such Award were in fact satisfied, except as otherwise provided by the Administering Body in accordance with this Plan and the applicable Award Agreement in the event of termination of a Recipient's employment or service with the Company or an Affiliated Entity due to death or Disability or in the event of a Change in Control. For purposes of this Plan, the phrase “pre-established, objective performance goals” is intended to mean the performance objectives established pursuant to this Plan taking into account or based upon Company-wide objectives or objectives that are related to the performance of the Recipient or any Affiliated Entity, or division, department or function within the Company or Affiliate Entity, in which the Recipient is employed or has responsibility. Such performance objectives shall be applicable to an Award to the extent that such an Award is intended to qualify as “performance-based compensation” under IRC Section 162(m), and generally shall be limited to specified levels of or increases in the Company’s, an Affiliated Entity’s, or a business unit’s return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, economic value added, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, sales growth, gross margin, return on investment, increase in the Fair Market Value of the shares, share price, net operating profit, cash flow, internal rate of return, increase in net present value, or expense targets. The Awards intended to qualify as “Performance Based Compensation” under IRC Section 162(m) shall be pre-established in accordance with applicable regulations under IRC Section 162(m) and the determination of attainment of such goals shall be made by the Administering Body in its sole and final discretion. If the Administering Body determines that a change in the business, operations, corporate structure or capital structure of the Company or an Affiliated Entity, or other events or circumstances render the pre-established performance objectives unsuitable, the Administering Body may modify such performance objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee in its sole and final discretion deems appropriate and equitable, subject to the provisions of applicable law; provided, however, that no such modification shall be made to an Award intended to qualify as performance-based compensation under IRC Section 162(m) unless the Administering Body determines either that such modification will not result in loss of an IRC Section 162(m) qualification, or the Administering Body determines that such actions are in the best interests of the Company or Affiliated Entity, as the case may be, notwithstanding the potential loss of the federal income tax deduction associated with the remuneration payable under the terms of such Award.

6.0        STOCK OPTIONS

6.1.           NATURE OF STOCK OPTIONS. Subject to the limitations provided otherwise herein, Stock Options may be Incentive Stock Options or Non-qualified Stock Options. Each Award Agreement relating to a Stock Option shall state whether such Option will be treated as an Incentive Stock Option or a Non-qualified Stock Option, and such determination shall be made in accordance with the applicable provisions of the IRC.

6.2.           OPTION EXERCISE PRICE. The exercise price for each Stock Option shall be determined by the Administering Body as of the date such Stock Option is granted and stated in the Award Agreement. The exercise price shall be no less than the Fair Market Value of the Common Stock subject to the Option on the date such Option is granted; provided, however, that the Administering Body may, in its discretion, with the consent of the Recipient in the case of an Incentive Stock Option, amend the terms of any Stock Option not intended to qualify as Performance-Based Compensation to provide that the exercise price of the shares remaining subject to the Stock Option shall be reestablished at a price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the amendment; provided that such re-pricing is permissible under applicable federal law, including IRC Section 424(h).

6.3.           OPTION PERIOD AND VESTING. Stock Options granted hereunder shall vest and may be exercised as determined by the Administering Body and stated in the Award Agreement, except that exercise of such Stock Options after termination of the Recipient's employment or engagement shall be subject to Section 5.13 or 5.14, as the case may be. Each Stock Option granted hereunder and all rights or obligations thereunder shall expire on such date as shall be determined by the Administering Body, but not later than ten (10) years after the date the Stock Option is granted and shall be subject to earlier termination as provided herein or in the Award Agreement. The Administering Body may, in its discretion at any time and from time to time after the grant of a Stock Option, accelerate vesting of such Option as a whole or in part by increasing the number of shares then purchasable, provided that the total number of shares subject to such Stock Option may not be increased. Except as otherwise provided herein, a Stock Option shall become exercisable, as a whole or in part, on the date or dates, or upon satisfaction of such conditions, specified by the Administering Body and thereafter shall remain exercisable until the expiration or earlier termination of the Stock Option.

6.4.           SPECIAL PROVISIONS REGARDING INCENTIVE STOCK OPTIONS.

(a)           Notwithstanding anything in this Article 6 to the contrary, the exercise price and vesting period of any stock Option intended to qualify as an Incentive Stock Option shall comply with the provisions of section 422 of the IRC and the regulations thereunder. As of the Effective Date, such provisions require, among other matters, that (i) the exercise price must not be less than the Fair Market Value of the underlying stock as of the date the Incentive Stock Option is granted, and not less than 110% of the Fair Market value as of such date in the case of a grant to a Significant Stockholder; and (ii) that the Incentive Stock Option not be exercisable after the expiration of five (5) years from the date of grant in the case of an Incentive Stock Option granted to a Significant Stockholder.

(b)           The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more Incentive Stock Options granted to any Recipient under this Plan (or any other option plan of the Company or an Affiliated Entity) may for the first time become exercisable as "incentive stock options" under the IRC during any one calendar year shall not exceed $100,000.

(c)           Any Options granted as Incentive Stock Options pursuant to this Plan that for any reason fail or cease to qualify as such (but which remain in existence after such event) shall be treated as Non-qualified Stock Options for all purposes under this Plan.

6.5.           RELOAD OPTIONS. At the discretion of the Administering Body, Stock Options granted pursuant to this Plan may include a "reload" feature pursuant to which a Recipient exercising an Option by the delivery of a number of shares of matured capital stock in accordance with Section 5.4(c) hereof and the Award Agreement would automatically be granted an additional Option (with an exercise price equal to the Fair Market value of the Common Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Administering Body may provide) to purchase that number of shares of common Stock equal to the number delivered to exercise the original option.

6.6.           RESTRICTIONS. The Administering Body, in its sole and absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Recipient shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the IRC) such Option to such Recipient or (ii) one year after the transfer of such shares to such Recipient.

7.           RESTRICTED STOCK AWARDS

7.1.           NATURE OF RESTRICTED STOCK AWARDS. The Administering Body may grant Restricted Stock Awards to any Eligible Person. A Restricted Stock Award is an Award entitling the recipient to acquire, at par value or such other purchase price, if any, determined by the Administering Body (but not less than the par value thereof unless permitted by applicable state law), shares of Common Stock subject to such restrictions and conditions as the Administering Body may determine at the time of grant ("RESTRICTED STOCK"). Conditions may be based on continuing employment (or other business relationships) with the Company or an Affiliated Entity and/or, in the case of Restricted Stock Awards intended to be Performance-Based Compensation, the achievement of pre-established, objective performance goals that are determined over a measurement period or periods established by the Administering Body and relate to one or more performance Criteria. Any Restricted Stock Award must be accepted by the applicable Recipient within a period of sixty (60) days (or a shorter period as determined by the Administering Body at the time of award) after the award date, by executing the applicable Award Agreement and providing to the Administering Body or its designee a copy of such executed Award Agreement and payment of the applicable purchase price, if any, of such shares of Restricted Stock.

7.2.           RIGHTS AS STOCKHOLDERS. Subject to Section 7.3, upon delivery of the shares of the Restricted Stock to a Recipient, or creation of a book entry evidencing a Recipient's ownership of shares of Restricted Stock, pursuant to Section 7.5, the Recipient shall have, unless otherwise provided by the Administering Body, all the rights of a stockholder with respect to said shares, subject to the restrictions in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that, in the discretion of the Administering Body, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in section 7.3.

7.3.           RESTRICTION. All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Administering Body shall provide in the underlying Award Agreement, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment or engagement with the Company or its Affiliated Entities, Company performance and individual performance; provided, however, that, except with respect to shares of Restricted Stock intended to qualify as Performance-Based Compensation, by action taken after the Restricted stock is issued, the Administering Body may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold, transferred, assigned or encumbered until all restrictions are terminated or expire.

7.4.           FORFEITURE OR REPURCHASE OF RESTRICTED STOCK. The Administering Body shall provide in the terms of each individual Award Agreement for forfeiture and reversion to the Company of a Recipient's shares of Restricted Stock, or that the Company shall have a right to repurchase such shares of Restricted Stock, at a cash price per share equal to the price, if any, paid by the Recipient for such shares of Restricted. Stock, to the extent such shares are then subject to restrictions under the Award Agreement, immediately upon any failure to satisfy applicable conditions set forth in the Award Agreement or upon a termination of employment (with or without cause and for any reason whatsoever) or, if applicable, upon a termination of engagement (with or without cause and for any reason whatsoever) between the Recipient and the Company or any Affiliated Entity, subject, in any case, to Sections 5.13 and 5.14, as applicable.

7.5.           CERTIFICATES, ESCROWS. Each Recipient receiving a Restricted Stock Award shall be issued a stock certificate or certificates evidencing the shares of Common Stock covered by such Award registered in the name of such Recipient. The Administering Body may require a Recipient who receives a certificate or certificates evidencing a Restricted Stock Award to immediately deposit such certificate or certificates, together with a stock power or other appropriate instrument of transfer, endorsed in blank by the Recipient, with signatures guaranteed in accordance with the Exchange Act if required by the Administering Body, with the Secretary of the Company or an escrow holder as provided in the immediately following sentence. The Secretary of the Company or such other escrow holder as the Administering Body may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed. The foregoing to the contrary notwithstanding, the Administering Body may, in its discretion, provide that a Recipient's ownership of Restricted Stock prior to lapse of the restrictions set forth in the Award Agreement shall, in lieu of certificates, be evidenced by a "book entry" (i.e., a computerized or manual entry) in the records of the Company or its designated agent in the name of such Recipient. Such records of the Company or such agent shall, absent manifest error, be binding on all Recipients who receive Restricted Stock Awards. The holding of shares of Restricted Stock by the Company or an escrow holder, in accordance with this Section 7.5, or the use of book entries to evidence the ownership of shares of Restricted Stock, in accordance with this Section 7.5, shall not affect the rights of Recipients as owners of their shares of Restricted Stock, nor affect the restrictions applicable to such shares under the Award Agreement or this Plan.

7.6.           VESTING OF RESTRICTED STOCK. The Administering Body at the time of grant shall specify and state in the Award Agreement the date or dates and/or, in the case of Restricted Stock Awards intended to qualify as Performance-Based Compensation, attainment of performance goals and other conditions, on which Restricted Stock shall become vested and free of restrictions applicable thereto, subject to Section 7.4 and to such further rights of the Company or its assigns as may be specified in the Award Agreement or other instrument evidencing the Restricted Stock Award. Upon expiration or termination of the restrictions applicable to a Recipient's shares of Restricted Stock pursuant to the applicable Award Agreement and this Plan, the Company shall, subject to Sections 5.6, 5.11 and 5.12, deliver to such Recipient a certificate or certificates evidencing such shares registered in the name of such Recipient.

7.7.           WAIVER, DEFERRAL, AND REINVESTMENT OF DIVIDENDS. The Award Agreement or other written instrument evidencing a Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

7.8.           SECTION 83(b) ELECTION. If a Recipient of a Restricted Stock Award makes an election under Section 83(b) of the IRC, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which such Recipient would otherwise be taxable under Section 83(a) of the IRC, such Recipient shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service. Such election shall be in the sole discretion of any such Recipient. None of the Company or any Affiliated Entity shall have any liability or responsibility relating to or arising out of the filing or failure to file any such election or any defects in its construction.

8.           UNRESTRICTED STOCK AWARDS

8.1.           GRANT OR SALE OF UNRESTRICTED STOCK.

(a)           GRANT OR SALE OF UNRESTRICTED STOCK. The Administering Body may, in its sole and final discretion, grant (or sell at a purchase price determined by the Administering Body) an Unrestricted Stock Award to any Eligible Person, pursuant to which such individual may receive shares of Common Stock free of any vesting restrictions ("UNRESTRICTED STOCK") under this Plan unrestricted Stock Awards may be granted or sold as described in the preceding sentence as a bonus in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual.

(b)           DEFERRAL OF AWARDS. The Administering Body may, in its discretion, permit any Recipient who has received shares of Unrestricted Stock under this Article 8 to elect to defer receipt of up to 100% of such shares of Unrestricted Stock in accordance with such rules and procedures as may from time to time be established by the Administering Body for that purpose, and such election shall be effective on the later of the date one (1) year from the date of such election or the beginning of the next calendar year, or such later date as the Administering Body may specify in the Award Agreement. Any such deferred Unrestricted Stock shall be entitled to receive Dividend Equivalent Rights settled in shares of common Stock.  Notwithstanding the authority granted to the Administering Body under the terms of this Section, any deferral of receipt of Unrestricted Stock by a Recipient must satisfy all of the requirements of applicable law, including the income recognition provisions and deferred compensation provisions (if applicable) of the IRC.

9.           PERFORMANCE STOCK AWARDS

9.1.           NATURE OF PERFORMANCE STOCK AWARDS. A Performance Stock Award is an Award entitling the Recipient to acquire shares of Common Stock upon the attainment of pre-established, objective performance goals based on Performance Criteria. The Administering Body may make Performance Stock Awards independent of or in connection with the granting of any other Award under this Plan. Performance Stock Awards may be granted under this Plan to any Eligible Person. The Administering Body, in its sole discretion, shall determine whether and to whom Performance Stock Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded shares, which, in any case, shall be stated in the Award Agreement; provided, however, that the Administering Body may rely on the performance goals, based on Performance Criteria, and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Stock Awards under this Plan.

9.2.           RIGHTS AS A STOCKHOLDER. A Recipient receiving a Performance Stock Award shall have the rights of a stockholder only as to shares of Common Stock actually received by the Recipient upon satisfaction or achievement of the terms and conditions of such Award and not with respect to shares subject to the Award but not actually issued to such Recipient. Accordingly, a Recipient shall be entitled to receive a stock certificate evidencing the acquisition of shares of Common Stock under a Performance Stock Award only upon satisfaction of all conditions specified in the Award Agreement evidencing the Performance Stock Award (or in a performance plan adopted by the Administering Body).

10.          DIVIDEND EQUIVALENT RIGHTS; INTEREST EQUIVALENTS

10.1.        DIVIDEND EQUIVALENT RIGHTS. A Dividend Equivalent Right is an Award entitling the Recipient to receive credits based on cash dividends that would be paid on the shares of Common Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares were held by the Recipient. A Dividend Equivalent Right may be granted hereunder to any Eligible Person, as a component of another Award or as a freestanding Award. The terms and conditions of Dividend Equivalent Rights shall be specified by the Administering Body and stated in the Award Agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock, which may thereafter accrue additional dividend equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Common Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

10.2.        INTEREST EQUIVALENTS. Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the Award Agreement for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified at the time of grant in the Award Agreement.

11.          STOCK APPRECIATION RIGHTS AND PHANTOM SHARE GRANTS.

11.1.        GRANT OF STOCK APPRECIATION RIGHTS. A Stock Appreciation Right may be granted to any Eligible Person selected by the Administering Body. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of a Stock Option, (b) with respect to previously granted Non-qualified Stock Options, or (c) independent of a Stock Option, A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with this Plan as the Administering Body shall impose and shall be evidenced by an Award Agreement.

11.2.        COUPLED STOCK APPRECIATION RIGHTS.

(a)           A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Stock Option and shall be exercisable only when and to the extent the related Stock Option is exercisable.

(b)           A CSAR may be granted to the Recipient for no more than the number of shares subject to the simultaneously or previously granted and unexercised Stock Option to which it is coupled.

(c)           A CSAR shall entitle the Recipient to surrender to the Company unexercised a portion of the Stock Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Stock Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Administering Body may impose. An Option with respect to which a Recipient has elected to exercise a CSAR shall, to the extent of the shares covered by such exercise, be canceled automatically and surrendered to the Company. Such Option shall thereafter remain exercisable according to its terms only with respect to the number of shares of Common Stock as to which it would otherwise be exercisable, less the number of such shares with respect to which such CSAR has been so exercised.

11.3.        INDEPENDENT STOCK APPRECIATION RIGHTS.

(a)           An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Stock Option and shall have the terms set by the Administering Body. An ISAR shall be exercisable in such installments and subject to such conditions as the Administering Body may determine. An ISAR shall cover such number of shares of Common Stock as the Administering Body may determine. The exercise price per share of the Common Stock subject to each ISAR shall be set by the Administering Body and, together with the other terms and conditions of the ISAR, shall be set forth in the Award Agreement.

(b)           An ISAR shall entitle the Recipient to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Administering Body may impose.

11.4.        PAYMENT AND LIMITATIONS ON EXERCISE.

(a)           Payment of the amounts determined under Section 11.2(c) and 11.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Administering Body. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of this Plan pertaining to Stock Options.

(b)           Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Administering Body.

11.5.        PHANTOM SHARE GRANTS. The Administering Body may authorize grants of Phantom Shares to any Eligible Person upon such terms and conditions as the Administering Body shall deem appropriate.  The terms and conditions of Phantom Share Grants may change from time to time, and the terms and conditions of separate Phantom Share Grants need not be identical.  A Phantom Share Grant may be made in conjunction with any other Awards issued under the terms of this Plan.

12.          REORGANIZATIONS

12.1.        CORPORATE TRANSACTIONS NOT INVOLVING A CHANGE IN CONTROL. If the Company shall consummate any Reorganization not involving a Change in Control in which holders of shares of Common Stock are entitled to receive in respect of such shares any securities, cash or other consideration (including without limitation a different number of shares of Common Stock), each Award outstanding under this Plan shall thereafter be claimed or exercisable, in accordance with this Plan, only for the kind and amount of securities, cash and/or other consideration receivable upon such Reorganization by a holder of the same number of shares of Common Stock as are subject to that Award immediately prior to such Reorganization, and any adjustments will be made to the terms of the Award, and the underlying Award Agreement, in the sole discretion of the Administering Body as it may deem appropriate to give effect to the Reorganization.

12.2.        CORPORATE TRANSACTIONS INVOLVING A CHANGE IN CONTROL. As of the effective time and date of any Change in Control, this Plan and any then outstanding Awards (whether or not vested) shall automatically terminate unless, without any required consent or approval of any Recipient, (a) provision is made in writing in connection with such transaction for the continuance of this Plan and for the assumption or continuance of such Awards, or for the substitution for such Awards of new grants covering the securities of a successor entity or other party to the transaction resulting in such Change in Control, or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices, in which event this Plan and such outstanding Awards shall continue or be replaced, as the case may be, in the manner and under the terms provided by the Administering Body and/or in any written agreement relating to such Change in Control transaction; or (b) the Board otherwise has provided or shall provide in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Awards (whether or not vested), including without limitation (i) accelerating the vesting or exercisability of outstanding Awards and/or (ii) providing for the cancellation of Awards and their automatic conversion into the right to receive the securities, cash and/or other consideration that a holder of the shares underlying such Awards, would have been entitled to receive upon consummation of such Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this Section 12.2, this Plan and any outstanding Awards granted hereunder shall terminate by reason of the occurrence of a Change in Control without provision for any of the actions described in clause (a) or (b) hereof, then any Recipient holding outstanding Awards shall have the right, at such time immediately prior to the consummation of the Change in Control as the Administering Body shall designate, to convert, claim or exercise, as applicable, the Recipient's Awards to the full extent not theretofore converted, claimed or exercised, including any installments which have not yet become vested or exercisable.

13.          DEFINITIONS

Capitalized terms used in this Plan and not otherwise defined shall have the meanings set forth below:

"ADMINISTERING BODY" shall mean the Board as long as no Stock Plan Committee has been appointed and is in effect and shall mean the stock Plan Committee as long as the Stock Plan Committee is appointed and in effect.

"AFFILIATED ENTITY" shall mean (i) any corporation or limited liability company, other than the Company, in an unbroken chain of corporations or limited liability companies ending with the Company if each corporation or limited liability company owns stock or membership interests (as applicable) possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations or limited liability companies in such chain; (ii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is more than fifty percent (50%) controlled (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or another Affiliated Entity; or (iii) any other entity, approved by the Administering Body as an Affiliated Entity under the Plan, in which the Company or any other Affiliated Entity has a material equity interest.

"AWARD" OR "AWARDS," except where referring to a particular category or grant under this Plan, shall include Incentive Stock Options, Non-qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Performance Stock Awards, Dividend Equivalent Rights and Stock Appreciation Rights.

"AWARD AGREEMENT" means the agreement or confirming memorandum setting forth the terms and conditions of the Award.

"BOARD" means the Board of Directors of the Company.

"CHANGE IN CONTROL" means, unless set forth in the applicable Award Agreement, the following and shall be deemed to occur if any of the events specified in clause (a), (b), (c) or (d) occur:

(a)           Any person, within the meaning of Section 13(d) or 14(d) of the Exchange Act (other than the Company or any corporation or other such person of which a majority of its voting power or its voting equity securities or equity interests is owned, directly or indirectly, by the Company (a "RELATED ENTITY"), or any employee benefit plan (or a trust forming a part thereof) maintained by the Company or any Related Entity), becomes, after the Effective Date, the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities, but excluding any such person who, collectively with such person’s Affiliated Entities, was the direct or indirect beneficial owner of fifty percent (50%) or more of the combined voting power of the Company’s outstanding securities at any time during the twelve (12) months prior to such acquisition); or

(b)           During any period of two (2) consecutive years, individuals, who at the beginning of such period, constitute the Board and any new Director of the Company (other than a Director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c) or (d) of this definition) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the Directors of the Company then still in office who either were Directors of the company at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

(c)           A merger or consolidation (other than any merger or consolidation that shall not, pursuant to any proviso to this clause (c), constitute a Change of Control) of the Company or any direct or indirect subsidiary with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or its successor surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control under this clause (c) or clauses (a) or (b) above; and provided further a merger or consolidation in which the Company is the surviving entity (other than as a wholly owned subsidiary of another entity) and in which the Board of Directors of the Company or the successor to the Company, after giving effect to the merger or consolidation, is comprised of a majority of members who are either (x) Directors of the Company immediately preceding the merger or consolidation, or (y) appointed to the Board by the Company (or the Board) as an integral part of such merger or consolidation, shall not constitute a Change in Control under this clause (c) or clauses (a) or (b) above); or

(d)           Approval by the stockholders of the Company or any order by a court of competent jurisdiction of a plan of liquidation of the Company, or the sale or disposition by the company of all or substantially all of the Company's assets other than (i) the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale; or (ii,) pursuant to a dividend in kind or spinoff type transaction, directly or indirectly, of such assets to the stockholders of the Company.

(e)           Notwithstanding the foregoing, a Change in Control of the type described in paragraph (b), (c) or (d) shall be deemed to be completed on the date it occurs, and a Change in Control of the type described in paragraph (a) shall be deemed to be completed as of the date the entity or group attaining 50% or greater ownership has elected its representatives to the Board and/or caused its nominees to become officers of the Company with the authority to terminate or alter the terms of any Employee's employment.

"COMMON STOCK" means the common stock of the Company, par value $.001 per share, as constituted on the Effective Date, and as thereafter adjusted as a result of any one or more events requiring adjustment of outstanding Awards under Section 3.4 above.

"COMPANY" means BCI Communications, Inc., a Delaware corporation.

"CONSULTANT" means any consultant or advisor if:

(a)           the consultant or advisor renders bona fide services to the Company or any Affiliated Entity in a relationship other than as an Employee;

(b)           the services rendered by the consultant or advisor are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

(c)           the consultant or advisor is a natural person who has contracted directly with the Company or an Affiliated Entity to render such services.

"CSAR" means a coupled stock appreciation right as defined in Section 11.2.

"DIRECTOR" means any person serving on the Board or the Board of Directors of an Affiliated Entity irrespective of whether such person is also an Employee of the Company or an Affiliated Entity.

"DIVIDEND EQUIVALENT RIGHT" shall mean any Award granted pursuant to Article 10 of this Plan.

"DRO" shall mean a domestic relations order as defined by the IRC or Title I of ERISA or the rules thereunder.  Notwithstanding this definition, the Company and ay Affiliated Entity shall not recognize a DRO, take any action upon reliance of same, unless such DRO is determined by the Company to be “qualified” in accordance with IRC Section 414(p).

“EFFECTIVE DATE" means September 24, 2009, which is the date this Plan was adopted by the Board.

"ELIGIBLE PERSON" shall include key Employees, Directors and Consultants of the Company or of any Affiliated Entity.

"EMPLOYEE" means any officer or other employee (as defined in accordance with Section 3401(c) of the IRC) of the Company or any Affiliated Entity.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

"EXPIRATION DATE" means the tenth anniversary of the Effective Date,

"FAIR MARKET VALUE" of a share of the Company's capital stock as of a particular date shall be: (a) if the stock is listed on an established stock exchange or exchanges (including for this purpose, the NASDAQ Global Select Market and  the NASDAQ Global  Market), the closing sale price of the stock quoted for such date as reported in the transactions index of each such exchange, as published in The Wall Street Journal and determined by the Administering Body, or, if no sale price was quoted in any such index for such date, then as of the next preceding date on which such a sale price was quoted; or (b) if the stock is not then listed on an exchange or the  NASDAQ Global Select Market or  NASDAQ Global  Market, the average of the closing bid and asked prices per share for the stock in the over-the-counter market as quoted on The NASDAQ Capital  Market, or, if not so quoted, on the OTC Bulletin Board, on such date; or (c) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Administering Body; provided, however, that (i) when appropriate, the Administering Body, in determining Fair Market Value of capital stock of the Company, may take into account such other factors as it may deem appropriate under the circumstances and (ii) if the stock is traded on The NASDAQ Capital Market and both sales prices and bid and asked prices are quoted or available, the Administering Body may elect to determine Fair Market Value under either clause (a) or (b) above. Notwithstanding the foregoing, the Fair Market Value of capital stock for purposes of grants of Incentive Stock Options shall be determined in compliance with applicable provisions of the IRC.

"INCENTIVE STOCK OPTION" means a Stock Option that qualifies as an incentive stock option under Section 422 of the IRC, or any successor statute thereto.

"IRC" means the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder.

"ISAR" means an independent stock appreciation right as defined in Section 11.3.

"JUST CAUSE DISMISSAL" shall mean a termination of a Recipient's employment for any of the following reasons: (a) the Recipient violates any reasonable rule or regulation of the Board, the Company's Chief Executive Officer or the Recipient's superiors that results in material damage to the Company or an Affiliated Entity or which, after written notice to do so, the Recipient fails to correct within a reasonable time; (b) any willful misconduct or gross negligence by the Recipient in the responsibilities assigned to the Recipient; (c) any willful failure to perform the Recipient's job as required to meet the Company's or an Affiliated Entity's objectives; (d) any wrongful conduct of a Recipient which has an adverse impact on the Company or an Affiliated Entity or which constitutes a misappropriation of assets of the Company or an Affiliated Entity; (e) the Recipient's performing services for any other person or entity that competes with the Company or an Affiliated Entity while the Recipient is employed by the Company or an Affiliated Entity, without the prior written approval of the Chief Executive Officer of the Company or an Affiliated Entity; or (f) any other conduct that the Administering Body determines constitutes just cause for dismissal; provided, however, that if a Recipient is party to an employment agreement with the Company and/or an Affiliated Entity providing for just cause dismissal (or some comparable notion) of such Recipient from his or her employment with the Company or an Affiliated Entity, "Just Cause Dismissal" for purposes of this Plan shall have the same meaning as ascribed thereto or to such comparable notion in such employment agreement.

"NON-QUALIFIED STOCK OPTION" means a Stock Option that is not an Incentive Stock Option.

"PARENT CORPORATION" means any parent corporation of the Company as defined in section 424(e) of the IRC.

"PERFORMANCE-BASED COMPENSATION" means performance-based compensation as described in Section 162(m)(4)(C) of the IRC.

"PERFORMANCE CRITERIA" shall mean the following business criteria with respect to the Company, any Affiliated Entity or any division or operating unit of any thereof: (a) income or net income, (b) pre-tax income, (c) operating income or net operating income, (d) cash flow, (e) earnings per share (including earnings before interest, taxes and amortization), (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the fair market value of Common Stock, (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization, (1) book value of Common Stock, (m) total stockholder return, (n) return on capital, (o) return on assets or net assets, or (p) operating margin.

"PERFORMANCE STOCK AWARDS" means Awards granted pursuant to Article 9.

"PERMANENT DISABILITY" shall mean (1) an inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (2) by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be excepted to last for a continuous period of not less than twelve (12) months, the receipt by an individual of income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees (or other eligible individuals) of the Company.  The Total and Permanent Disability of a Recipient shall be determined either by: (i) a physical examination of said Recipient by a licensed medical physician selected by the Company; or (ii) a determination by the Social Security Administration that said Recipient is Totally and Permanently Disabled, which determination shall be evidenced by the Recipient’s receipt of Social Security disability benefits in accordance with the above provisions. The Company may, in its sole discretion, select the appropriate manner in which to determine whether a Recipient has incurred a Total and Permanent Disability; thereafter, such Participant may be referred to as “Disabled” for purposes of this Plan.

Notwithstanding the above referenced definition, for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to Section 5.13(b)(ii) hereof, Permanent Disability shall mean "permanent and total disability" as defined in Section 22(e) of the IRC.

“PHANTOM SHARE” means an Award of a right to any Eligible Person under Section 11.5 of this Plan to receive a payment in cash equal to Fair Market Value of an equal number of Common Stock shares covered by the Award as of a specified date in the future.

"PLAN" means this BCI Communications, Inc. 2009 Omnibus Equity and Incentive Compensation Plan.

"PLAN TERM" means the period during which this Plan remains in effect (commencing on the Effective Date and ending on the Expiration Date).

"RECIPIENT" means an Eligible Person who has received an Award or Awards under this Plan or any person who is recognized under this Plan as the successor in interest to such an Eligible Person with respect to such Eligible Person's Award.

"REORGANIZATION" means any merger, consolidation or other reorganization.

"RESTRICTED STOCK" shall have the meaning ascribed thereto in Section 7.1.

"RESTRICTED STOCK AWARDS" means any Award granted pursuant to Article 7 of this Plan.

"RETIREMENT" means normal retirement from employment with the Company or an Affiliated Entity in accordance with the retirement policies of the Company or any such Affiliated Entity then in effect, as determined by the Administering Body.

"RULE 16b-3" means Rule 16b-3 under the Exchange Act, or any successor or similar rule under the Exchange Act, as the same may be amended from time to time.

"SECURITIES ACT" means the Securities Act of 1933, as amended.

"SIGNIFICANT STOCKHOLDER" is an individual who, at the time an Award is granted to such individual under this Plan, owns more than 10% of the combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation (after application of the attribution rules set forth in Section 424(d) of the IRC).

"STOCK APPRECIATION RIGHT" means a stock appreciation right granted under Article 11 of this Plan.

"STOCK OPTION" OR "OPTION" means a right to purchase stock of the Company granted under Article 6 of this Plan to an Eligible Person.

"STOCK PLAN COMMITTEE" means the committee appointed by the Board to administer this Plan pursuant to Section 4.1.

"SUBSIDIARY CORPORATION" means any subsidiary corporation of the Company as defined in Section 424(f) of the IRC.

"UNRESTRICTED STOCK" shall have the meaning ascribed thereto in Section 8.1.

"UNRESTRICTED STOCK AWARD" means any Award granted pursuant to Article 8 of this Plan.

IN WITNESS WHEREOF, the Company executes this Plan this 24th day of September, 2009.

BERLINER COMMUNICATIONS, INC.

By:

Title: Rich Berliner, Chief Executive Officer